                                                                   EXHIBIT 3.1.1


            THIRD AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

                                      OF

                              TELECORP PCS, INC.

          TeleCorp PCS, Inc., a corporation organized and existing under the laws of the State of Delaware, hereby certifies as follows:

          FIRST: The name of the corporation is TeleCorp PCS, Inc. (the "Corporation"). The original Certificate of Incorporation of the Corporation was filed with the Secretary of State of the State of Delaware on November 14, 1997 and was amended and restated pursuant to a Restated Certificate of Incorporation filed with the Secretary of State of the State of Delaware on July 16, 1998 and a Second Amended and Restated Certificate of Incorporation filed with the Secretary of State of the State of Delaware April 20, 1999 (the "Second Restated Certificate of Incorporation").

          SECOND: This Third Amended and Restated Certificate of Incorporation (the "Restated Certificate of Incorporation") has been duly adopted in accordance with the provisions of Sections 242 and 245 of the General Corporation Law of the State of Delaware.

          THIRD: This Restated Certificate of Incorporation restates, integrates and amends the provisions of the Corporation's Second Restated Certificate of Incorporation, as follows:

                                   ARTICLE I

          The name of the Corporation shall be TeleCorp PCS, Inc.

                                  ARTICLE II

          The address of the Corporation's registered office in the State of Delaware is Corporation Trust Center, 1209 Orange Street, Wilmington, New Castle County, Delaware 19801. The name of its registered agent at such address is The Corporation Trust Company.

                                  ARTICLE III

          The purpose of the Corporation is to engage in, carry on and conduct any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware (the "GCL").
                                                       ---

                                  ARTICLE IV

  4.1  Classes of Stock.  The total number of shares of all classes of stock
       ----------------
which the
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Corporation shall have authority to issue is 2,619,010, consisting of (a)
715,000 shares of preferred stock, par value $0.01 per share (the "Preferred
                                                                   ---------
Stock"), consisting of 100,000 shares designated "Series A Convertible Preferred
-----
Stock" (the "Series A Preferred Stock"), 200,000 shares designated "Series B
             ------------------------
Preferred Stock" (the "Series B Preferred Stock"), 215,000 shares designated
                       ------------------------
"Series C Preferred Stock" (the "Series C Preferred Stock"), 50,000 shares
                                 ------------------------
designated "Series D Preferred Stock" (the "Series D Preferred Stock"), 30,000
                                            ------------------------
shares designated "Series E Preferred Stock" (the "Series E Preferred Stock"),
                                                   ------------------------
50,000 shares designated "Series F Preferred Stock" (the "Series F Preferred
                                                          ------------------
Stock"), and 70,000 shares designated "Senior Common Stock" (the "Senior Common
-----                                                             -------------
Stock"), and (b) 1,904,010 shares of common stock, par value $0.01 per share
-----
(the "Common Stock"), consisting of 950,000 shares designated "Class A Voting
      ------------
Common Stock" (the "Class A Common Stock"), 950,000 shares designated "Class B
                    --------------------
Non-Voting Common Stock" (the "Class B Common Stock"), 1,000 shares designated
                               --------------------
"Class C Common Stock" (the "Class C Common Stock"), 3,000 shares designated
                             --------------------
"Class D Common Stock" (the "Class D Common Stock") and 10 shares designated
                             --------------------
"Voting Preference Common Stock" (the "Voting Preference Common Stock").
                                       ------------------------------
(Capitalized terms used herein and not otherwise defined shall have the meanings set forth in Section 4.14.)

     4.2    Additional Series of Preferred Stock.

     (a) Subject to approval by holders of shares of any class or series of Preferred Stock to the extent such approval is required by its terms, the Board of Directors of the Corporation (the "Board of Directors") is hereby expressly
                                      ------------------
authorized, by resolution or resolutions, to provide, out of the unissued shares of Preferred Stock, for series of Preferred Stock in addition to the Series A Preferred Stock, the Series B Preferred Stock, the Series C Preferred Stock, the Series D Preferred Stock, the Series E Preferred Stock, the Series F Preferred Stock and the Senior Common Stock. Before any shares of any such series are issued, the Board of Directors shall fix, and hereby is expressly empowered to fix, by resolutions, the following provisions of the shares thereof:

     (i) the designation of such series, the number of shares to constitute such series and the stated value thereof if different from the par value thereof;

     (ii) whether the shares of such series shall have voting rights, in addition to any voting rights provided by law, and, if so, the terms of such voting rights, which may be general or limited;

     (iii) the dividends, if any, payable on such series, whether any such dividends shall be cumulative, and, if so, from what dates, the conditions and dates upon which such dividends shall be payable, the preference or relation which such dividends shall bear to the dividends payable on any shares of stock of any other class or any other series of this class;

     (iv) whether the shares of such series shall be subject to redemption by the Corporation, and, if so, the times, prices and other conditions of such redemption;

     (v) the amount or amounts payable upon shares of such series upon, and the

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rights of the holders of such series in, the voluntary or involuntary liquidation, dissolution or winding up, or upon any distribution of the assets, of the Corporation;

     (vi) whether the shares of such series shall be subject to the operation of a retirement or sinking fund and, if so, the extent to and manner in which any such retirement or sinking fund shall be applied to the purchase or redemption of the shares of such series for retirement or other corporate purposes and the terms and provisions relative to the operation thereof;

     (vii) whether the shares of such series shall be convertible into, or exchangeable for, shares of stock of any other class or any other series of this class or any other securities and, if so, the price or prices or the rate or rates of conversion or exchange and the method, if any, of adjusting the same, and any other terms and conditions of conversion or exchange;

     (viii) the limitations and restrictions, if any, to be effective while any shares of such series are outstanding upon the payment of dividends or the making of other distributions on, and upon the purchase, redemption other acquisition by the Corporation of, the Common Stock or shares of stock of any other class or any other series of this class;

     (ix) the conditions or restrictions, if any, upon the creation of indebtedness of the Corporation or upon the issue of any additional stock, including additional shares of such series or of any other series of this class or of any other class; and

     (x) any other powers, preferences and relative, participating, optional and other special rights, and any qualifications, limitations and restrictions thereof.

     (b) The powers, preferences and relative, participating, optional and other special rights of each series of Preferred Stock, and the qualifications, limitations or restrictions thereof, if any, may differ from those of any and all other series at any time outstanding. All shares of any one series of Preferred Stock shall be identical in all respects with all other shares of such series, except that shares of any one series issued at different times may differ as to the dates from which dividends thereon shall be cumulative.

     (c) Shares of Preferred Stock of any series that have been redeemed (whether through the operation of a sinking fund or otherwise) or that, if convertible or exchangeable, have been converted into or exchanged for any other security shall have the status of authorized and unissued shares of Preferred Stock of the same series and may be reissued as a part of the series of which they were originally a part or may be reclassified and reissued as part of a new series of shares of Preferred Stock to be created by resolution or resolutions of the Board of Directors or as part of any other series of shares of Preferred Stock, all subject to the conditions or restrictions on issuance set forth in the resolution or resolutions adopted by the Board of Directors providing for the issue of any series of shares of Preferred Stock.

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     (d)  Subject to the provisions of this Restated Certificate of
Incorporation and except as otherwise provided by law, the stock of the Corporation, regardless of class, may be issued for such consideration and for such corporate purposes as the Board of Directors may from time to time determine.

     4.3  Powers, Preferences and Rights of the Series A Preferred Stock. The
          --------------------------------------------------------------
powers, preferences and rights of the Series A Preferred Stock and the qualifications, limitations and restrictions thereof are as follows:

     (a)  Ranking. The Series A Preferred Stock shall, with respect to the
          -------
payment of dividends and the distribution of assets on liquidation, dissolution or winding up, rank on a parity with the Series B Preferred Stock, and rank senior to Junior Stock.

     (b)  Dividends and Distributions.
          ---------------------------

     (i)    Dividends. The holders of shares of Series A Preferred Stock shall
            ---------
be entitled to receive, as and when declared by the Board of Directors, out of funds legally available therefor, dividends on each outstanding share of Series A Preferred Stock, at an annual rate per share equal to ten percent (10%) of the Liquidation Preference, calculated on the basis of a 360-day year consisting of twelve 30-day months. Dividends shall be paid quarterly in arrears on the Dividend Payment Date commencing September 30, 1998 in the manner provided in paragraph (iii) below.

     (ii)   Accrued Dividends, Record Date. Dividends payable pursuant to
            ------------------------------
paragraph (i) above shall begin to accrue and be cumulative from the date on which shares of Series A Preferred Stock are issued, and shall begin to accrue on a daily basis, in each case whether or not earned or declared. The Board of Directors may fix a record date for the determination of holders of shares of Series A Preferred Stock entitled to receive payment of the dividends payable pursuant to paragraph (i) above, which record date shall not be more than 60 days prior to the Dividend Payment Date.

     (iii)  Payment. All dividends shall be payable in cash. Until the 42nd
            -------
Dividend Payment Date, the Corporation shall have the option to defer payment of dividends on Series A Preferred Stock. Any dividend payments so deferred shall be payable on and not earlier than the 42nd Dividend Payment Date.

     (iv)   Dividends Pro Rata. All dividends paid with respect to shares of
            ------------------
Series A Preferred Stock pursuant to this Section 4.3(b) shall be paid pro rata to the holders entitled thereto. In the event that the funds legally available therefor shall be insufficient for the payment of the entire amount of cash dividends payable at any Dividend Payment Date, subject to Section 4.3(c), such funds shall be allocated for the payment of dividends with respect to the shares of Series A Preferred Stock and Series B Preferred Stock pro rata based upon the Liquidation Preference of the outstanding shares.

     (c)    Certain Restrictions.
            --------------------

     (i)    Notwithstanding the provisions of Sections 4.3(b), (e) and (f), cash

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dividends on the Series A Preferred Stock may not be declared, paid or set apart for payment, nor may the Corporation redeem, purchase or otherwise acquire any shares of Series A Preferred Stock, if (A) the Corporation is not solvent or would be rendered insolvent thereby or (B) at such time the terms and provisions of any law or agreement of the Corporation, including any agreement relating to its indebtedness, specifically prohibit such declaration, payment or setting apart for payment or such redemption, purchase or other acquisition, or provide that such declaration, payment or setting apart for payment or such redemption, purchase or other acquisition would constitute a violation or breach thereof or a default thereunder.

     (ii) So long as shares of Series A Preferred Stock are outstanding or dividends payable on shares of Series A Preferred Stock have not been paid in full in cash, then the Corporation shall not declare or pay cash dividends on, or redeem, purchase or otherwise acquire for consideration, any shares of Common Stock or other shares of Junior Stock, except with the prior written consent of holders of a majority of the outstanding shares of Series A Preferred Stock, except that the Corporation may acquire, in accordance with the terms of any agreement between the Corporation and its employees, shares of Common Stock or Preferred Stock at a price not greater than the Market Price as of such date.

     (iii) The Corporation shall not permit any Subsidiary of the Corporation, or cause any other Person, to make any distribution with respect to, or purchase or otherwise acquire for consideration, any shares of capital stock of the Corporation, unless the Corporation could, pursuant to paragraph (ii) above, make such distribution or purchase or otherwise acquire such shares at such time and in such manner.

     (d)    Voting Rights; Election of Directors.
            ------------------------------------

     (i) The holders of shares of Series A Preferred Stock shall not have any right to vote on any matters to be voted on by the stockholders of the Corporation, except as otherwise provided in paragraphs (ii) and (iii) below or as provided by law, and the shares of Series A Preferred Stock shall not be included in determining the number of shares voting or entitled to vote on any such matters (other than the matters described in paragraphs (ii) and (iii) below or as otherwise required by law).

     (ii) Unless the consent or approval of a greater number of shares shall then be required by law, the affirmative vote of the holders of a majority of the outstanding shares of Series A Preferred Stock in person or by proxy, at each special and annual meeting of stockholders called for the purpose, or by written consent, shall be necessary to (A) authorize, increase the authorized number of shares of or issue (including on conversion or exchange of any convertible or exchangeable securities or by reclassification) any shares of any class or classes of Senior Stock or Parity Stock or any additional shares of Series A Preferred Stock, (B) authorize, adopt or approve each amendment to this Restated Certificate of Incorporation that would increase or decrease the par value of the shares of Series A Preferred Stock, alter or change the powers, preferences or rights of the shares of Series A Preferred Stock or alter or change the powers, preferences or rights of any other capital stock of the Corporation if such alteration or change results in such capital stock being Senior Stock or Parity Stock, (C) amend, alter or repeal any provision of this Restated Certificate of Incorporation so as to affect the shares of Series A Preferred Stock adversely, or (D) authorize or issue any security convertible into, exchangeable for or evidencing the right to purchase or otherwise receive any shares of any class or classes of Senior Stock or Parity Stock.

     (iii) So long as the Initial Holders own in the aggregate at least two-thirds (2/3) of the number of shares of Series A Preferred Stock owned by it on the date hereof, holders of shares of Series A Preferred Stock shall have the exclusive right, voting separately as a single class, to nominate two directors of the Corporation or, at any time after the later of (x) the IPO Date or (y) the date on which shares of Class A Common Stock and Voting Preference Common Stock vote as a single class for all purposes, one director. The foregoing right to nominate two directors (or one director) may be exercised at any annual meeting of stockholders or a special meeting of stockholders or holders of Series A Preferred Stock held for such purpose or any adjournment thereof, or by the written consent, delivered to the Secretary of the Corporation, of the holders of a majority of the issued and outstanding shares of Series A Preferred Stock. Notwithstanding the foregoing, the Initial Holders shall have the right, exercisable at any time by written notice delivered to the Secretary of the Corporation, to surrender and cancel irrevocably such right to nominate two directors (or one director) of the Corporation.

     (e)    Redemption at Option of the Corporation. The Corporation shall have
            ---------------------------------------
the right to redeem shares of Series A Preferred Stock pursuant to the following provisions:

     (i) The Corporation shall not have any right to redeem shares of the Series A Preferred Stock prior to, with respect to any share of the Series A Preferred Stock, the 30th day after the tenth anniversary of the issuance of such share. Thereafter, subject to the restrictions in Section 4.3(c)(i), the Corporation shall have the right, at its sole option and election, to redeem the shares of the Series A Preferred Stock, in whole but not in part, at any time at a redemption price (the "Series A Redemption Price") per share equal to the
                         -------------------------
Liquidation Preference as of the redemption date;

     (ii) Notice of any redemption of the Series A Preferred Stock shall be mailed at least ten, but not more than 60, days prior to the date fixed for redemption to each holder of Series A Preferred Stock to be redeemed, at such holder's address as it appears on the books of the Corporation. In order to facilitate the redemption of the Series A Preferred Stock, the Board of Directors may fix a record date for the determination of holders of Series A Preferred Stock to be redeemed, or may cause the transfer books of the Corporation to be closed for the transfer of the Series A Preferred Stock, not more than 60 days prior to the date fixed for such redemption;

     (iii) Within two Business Days after the redemption date specified in the notice given pursuant to paragraph (ii) above and the surrender of the certificate(s) representing shares of Series A Preferred Stock, the Corporation shall pay to the holder of the shares being redeemed the Series A Redemption Price therefor. Such payment shall be made by wire transfer of immediately available funds to an account designated by such holder or by overnight delivery (by a nationally recognized courier) of a bank check to such holder's address as it appears on the books of the Corporation; and

     (iv)   Effective upon the date of the notice given pursuant to paragraph
(ii) above, notwithstanding that any certificate for such shares shall not have been surrendered for cancellation, the shares represented thereby shall no longer be deemed outstanding, the rights to receive dividends thereon shall cease to accrue from and after the date of redemption designated in the notice of redemption and all rights of the holders of the shares of the Series A Preferred Stock called for redemption shall cease and terminate, excepting only the right to receive the Series A Redemption Price therefor in accordance with paragraph (iii) above and the right to convert such shares into shares of Class A Common Stock until the close of business on the third Business Day preceding the redemption date, as provided in Section 4.3(i).

     (f)    Redemption at Option of Holder.
            ------------------------------

     (i) No holder of shares of Series A Preferred Stock shall have any right to require the Corporation to redeem any shares of Series A Preferred Stock prior to, with respect to any share of the Series A Preferred Stock, the 30th day after the twentieth anniversary of the issuance of such share. Thereafter, subject to the restrictions set forth in Section 4.3(c)(i), each holder of shares of Series A Preferred Stock shall have the right, at the sole option and election of such holder, to require the Corporation to redeem all (but not less than all) of the shares of Series A Preferred Stock owned by such holder at a price per share equal to the Series A Redemption Price;

     (ii) The holder of any shares of the Series A Preferred Stock may exercise such holder's right to require the Corporation to redeem such shares by surrendering for such purpose to the Corporation, at its principal office or at such other office or agency maintained by the Corporation for that purpose, certificates representing the shares of Series A Preferred Stock to be redeemed, accompanied by a written notice stating that such holder elects to require the Corporation to redeem all (but not less than all) of such shares in accordance with the provisions of this Section 4.3(f), which notice may specify an account for delivery of the Series A Redemption Price;

     (iii) Within two Business Days after the surrender of such certificates, the Corporation shall pay to the holder of the shares being redeemed the Series A Redemption Price therefor. Such payment shall be made by wire transfer of immediately available funds to an account designated by such holder or by overnight delivery (by a nationally recognized courier) of a bank check to such holder's address as it appears on the books of the Corporation; and

     (iv) Such redemptions shall be deemed to have been made at the close of business on the date of the receipt of such notice and of such surrender of the certificates representing the shares of the Series A Preferred Stock to be redeemed and the rights of the holder thereof, except for the right to receive the Series A Redemption Price therefor in accordance herewith, shall cease on such date of receipt and surrender.

     (g)    Reacquired Shares. Any shares of the Series A Preferred Stock
            -----------------
redeemed or purchased or otherwise acquired by the Corporation in any manner whatsoever shall be retired and canceled promptly after the acquisition thereof. All such shares shall upon their cancellation become authorized but unissued shares of Preferred Stock and may be reissued pursuant to Section 4.2(c) as part of a new series of Preferred Stock to be created by resolution or resolutions of the Board of Directors, subject to the conditions or restrictions on issuance set forth herein.

     (h)    Liquidation, Dissolution or Winding Up.
            --------------------------------------

     (i) In the event of any liquidation, dissolution or winding up of the Corporation, either voluntary or involuntary, before any distribution or payment to holders of Junior Stock, the holders of shares of Series A Preferred Stock shall be entitled to be paid an amount equal to the Liquidation Preference with respect to each share of Series A Preferred Stock.

     (ii) If, upon any liquidation, dissolution or winding up of the Corporation, the assets of the Corporation available for distribution to the holders of Series A Preferred Stock shall be insufficient to permit payment in full to such holders of the sums which such holders are entitled to receive in such case, then all of the assets available for distribution to holders of the Series A Preferred Stock and Series B Preferred Stock shall be distributed among and paid to such holders ratably in proportion to the amounts that would be payable to such holders if such assets were sufficient to permit payment in full.

     (iii) Neither the consolidation or merger of the Corporation with or into any other Person nor the sale or other distribution to another Person of all or substantially all the assets, property or business of the Corporation, shall be deemed to be a liquidation, dissolution or winding up of the Corporation for purposes of this Section 4.3(h).

     (i)    Conversion.
            ----------

     (i)    Stockholders' Right To Convert. No holder of shares of Series A
            ------------------------------
Preferred Stock shall have any right to convert any shares of Series A Preferred Stock into Class A Common Stock or any other securities of the Corporation prior to July 17, 2006. Thereafter, each share of Series A Preferred Stock held by the Initial Holders or a Qualified Transferee shall be convertible, at the sole option and election of the Initial Holders or Qualified Transferee, into fully paid and non-assessable shares of Class A Common Stock.

     (ii)   Number of Shares of Class A Common Stock Issuable upon Conversion.
            -----------------------------------------------------------------
The number of shares of Class A Common Stock to be issued upon conversion of shares of Series A Preferred Stock pursuant to paragraph (i) above shall be equal to the product of (A) the Series A Conversion Rate as of the date of the applicable notice pursuant to paragraph (iv) below, multiplied by (B) the number of shares of Series A Preferred Stock to be converted.

     (iii)  Fractional Shares. Notwithstanding any other provision of this
            -----------------
Restated Certificate of Incorporation, the Corporation shall not be required to issue fractions of shares upon conversion of any shares of Series A Preferred Stock or to distribute certificates which evidence fractional shares. In lieu of fractional shares, the Corporation may pay therefor, at the time of any conversion of shares of Series A Preferred Stock as herein provided, an amount in cash equal to such fraction multiplied by the Market Price of a share of Class A Common Stock on such date.

     (iv)   Mechanics of Conversion. The Initial Holders or Qualified Transferee
            -----------------------
may exercise its option to convert by surrendering for such purpose to the Corporation, at its principal office or such other office or agency maintained by the Corporation for that purpose, certificates representing the shares of Series A Preferred Stock to be converted, accompanied by a written notice, delivered in accordance with the terms of the Stockholders Agreement, stating that such holder elects to convert such shares in accordance with this Section 4.3(i). The date of receipt of such certificates and notice by the Corporation at such office shall be the conversion date (the "Series A Conversion Date").
                                                  ------------------------
If required by the Corporation, certificates surrendered for conversion shall be endorsed or accompanied by a written instrument or instruments of transfer, in form satisfactory to the Corporation, duly executed by the registered holder or his or its attorney duly authorized in writing. Within ten Business Days after the Series A Conversion Date (or, if at the time of such surrender the shares of Class A Common Stock are not listed or admitted for trading on any national securities exchange and are not quoted on NASDAQ or any similar service, within ten Business Days of the determination of the Market Price pursuant to the Appraisal Procedure), the Corporation shall issue to such holder a number of shares of Class A Common Stock into which such shares of Series A Preferred Stock are convertible pursuant to paragraph (ii) above. Certificates representing such shares of Class A Common Stock shall be delivered to such holder at such holder's address as it appears on the books of the Corporation.

     (v)    Termination of Rights. All shares of Series A Preferred Stock which
            ---------------------
shall have been surrendered for conversion as herein provided shall no longer be deemed to be outstanding and all rights with respect to such shares, including the rights, if any, to receive notices and to vote, shall immediately cease and terminate on the Series A Conversion Date, except only the right of the holders thereof to receive shares of Class A Common Stock in exchange therefor and payment of any declared and unpaid dividends thereon.

     (vi)   No Conversion Charge or Tax. The issuance and delivery of
            ---------------------------
certificates for shares of Class A Common Stock upon the conversion of shares of Series A Preferred Stock shall be made without charge to the holder of shares of Series A Preferred Stock for any issue or transfer tax, or other incidental expense in respect of the issuance or delivery of such certificates or the securities represented thereby, all of which taxes and expenses shall be paid by the Corporation.

     (vii)  Reorganization, Reclassification and Merger Adjustment. If there
            ------------------------------------------------------
occurs any capital reorganization or any reclassification of the Class A Common Stock of the Corporation, the consolidation or merger of the Corporation with or into another Person (other than a merger or consolidation of the Corporation in which the Corporation is the continuing corporation and which does not result in any reclassification or change of outstanding shares of its Class A Common Stock) or the sale or conveyance of all or substantially all of the assets of the Corporation to another Person, then each share of Series A Preferred Stock shall thereafter be convertible into the same kind and amounts of securities (including shares of stock) or other assets, or both, which were issuable or distributable to the holders of outstanding Class A Common Stock of the Corporation upon such reorganization, reclassification, consolidation, merger, sale or conveyance, in respect of that number of shares of Class A Common Stock into which such share of Series A Preferred Stock might have been converted immediately prior to such reorganization, reclassification, consolidation, merger, sale or conveyance; and, in any such case, appropriate adjustments (as determined in good faith by the Board of Directors of the Corporation, whose determination shall be conclusive) shall be made to assure that the provisions set forth herein shall thereafter be applicable, as nearly as reasonably may be practicable, in relation to any securities or other assets thereafter deliverable upon the conversion of the Series A Preferred Stock.

     (viii) Notice of Adjustment.  Whenever the securities or other property
            --------------------
deliverable upon the conversion of the Series A Preferred Stock shall be adjusted pursuant to the provisions hereof, the Corporation shall promptly give written notice thereof to each holder of shares of Series A Preferred Stock at such holder's address as it appears on the transfer books of the Corporation and shall forthwith file, at its principal executive office and with any transfer agent or agents for the Series A Preferred Stock and the Class A Common Stock, a certificate, signed by the Chairman of the Board, President or one of the Vice Presidents of the Corporation, and by its Chief Financial Officer, Treasurer or one of its Assistant Treasurers, stating the securities or other property deliverable per share of Series A Preferred Stock calculated to the nearest cent or to the nearest one-hundredth of a share and setting forth in reasonable detail the method of calculation and the facts requiring such adjustment and upon which such calculation is based. Each adjustment shall remain in effect until a subsequent adjustment hereunder is required.

     (ix)   Reservation of Class A Common Stock. The Corporation shall at all
            -----------------------------------
times reserve and keep available for issuance upon the conversion of the shares of Series A Preferred Stock the maximum number of its authorized but unissued shares of Class A Common Stock as is reasonably anticipated to be sufficient to permit the conversion of all outstanding shares of Series A Preferred Stock, and shall take all action required to increase the authorized number of shares of Class A Common Stock if at any time there shall be insufficient authorized but unissued shares of Class A Common Stock to permit such reservation or to permit the conversion of all outstanding shares of Series A Preferred Stock.

     (j)    Qualified Transfer. If at any time an Initial Holders or Qualified
            ------------------
Transferee
desires to sell, transfer or otherwise dispose of shares of Series A Preferred Stock pursuant to a Qualified Transfer, it shall, with respect to each such proposed transfer, give written notice (a "Qualified Transfer Notice") to the
                                           -------------------------
Corporation at its principal executive office specifying up to ten prospective transferees. Upon receipt of such notice, the Corporation shall have ten days to give written notice to the Initial Holders or Qualified Transferee specifying its disapproval of (A) any or all of such prospective transferees if it has good reason for such disapproval and specifying such reason and (B) up to two of such prospective transferees with or without good reason.

     (k)    Notice of Certain Events. In case the Corporation shall propose at
            ------------------------
any time or from time to time (i) to declare or pay any dividend payable in stock of any class to the holders of Common Stock or to make any other distribution to the holders of Common Stock, (ii) to offer to the holders of Common Stock rights or warrants to subscribe for or to purchase any additional shares of Common Stock or shares of stock of any class or any other securities, rights or options, (iii) to effect any reclassification of its Common Stock,
(iv) to effect any consolidation, merger or sale, transfer or other disposition of all or substantially all of the property, assets or business of the Corporation which would, if consummated, adjust the Series A Conversion Rate or the securities issuable upon conversion of shares of Series A Preferred Stock, or (v) to effect the liquidation, dissolution or winding up of the Corporation, then, in each such case, the Corporation shall mail to each holder of shares of Series A Preferred Stock, at such holder's address as it appears on the transfer books of the Corporation, a written notice of such proposed action, which shall specify (A) the date on which a record is to be taken for the purpose of such dividend or distribution of rights or warrants or, if a record is not to be taken, the date as of which the holders of shares of Common Stock of record to be entitled to such dividend or distribution of rights or warrants are to be determined, or (B) the date on which such reclassification, consolidation, merger, sale, conveyance, dissolution, liquidation or winding up is expected to become effective, and such notice shall be so given as promptly as possible but in any event at least ten Business Days prior to the applicable record, determination or effective date, specified in such notice.

     (l)    Certain Remedies. Any registered holder of shares of Series A
            ----------------
Preferred Stock shall be entitled to an injunction or injunctions to prevent breaches of the provisions of this Restated Certificate of Incorporation and to enforce specifically the terms and provisions of this Restated Certificate of Incorporation in any court of the United States or any state thereof having jurisdiction, this being in addition to any other remedy to which such holder may be entitled at law or in equity.

     4.4    Powers, Preferences and Rights of the Series B Preferred Stock. The
            --------------------------------------------------------------
Series B Preferred Stock shall rank on a parity with the Series A Preferred Stock, and the powers, preferences and rights of the Series B Preferred Stock, and the qualifications, limitations, and restrictions thereof, shall be identical to those of the Series A Preferred Stock, except that (a) shares of Series B Preferred Stock shall not be, pursuant to the terms of Section 4.3(i) or otherwise, convertible into shares of Common Stock or any other security issued by the Corporation, (b) the Corporation may redeem shares of Series B Preferred Stock in accordance with the terms of Section 4.3(e) at any time without regard to whether the redemption date is before, on or after the date referred to in Section 4.3(e)(i), (c) shares of Series B Preferred Stock may be issued by the Corporation in accordance with the terms of Section 4.12, (d) holders of Series B Preferred Stock shall not, pursuant to Section 4.3(d) or otherwise, have the right to elect any directors of the Corporation and (e) the words "Series B Preferred Stock" and "Series A Preferred Stock" shall be substituted for all references in Section 4.3 to Series A Preferred Stock and Series B Preferred Stock, respectively.

     4.5    Powers, Preferences and Rights of the Series C Preferred Stock. The
            --------------------------------------------------------------
powers, preferences and rights of the Series C Preferred Stock and the qualifications, limitations and restrictions thereof are as follows:

     (a)    Ranking. The Series C Preferred Stock shall rank (i) junior to the
            -------
Series A Preferred Stock and the Series B Preferred Stock with respect to the payment of dividends and the distribution of assets on liquidation, dissolution or winding up, (ii) junior to the Series D Preferred Stock with respect to the distribution of assets on a Statutory Liquidation, (iii) on a parity with the Series D Preferred Stock with respect to the distribution of assets on liquidation, dissolution or winding up (other than on a Statutory Liquidation),
(iv) on a parity with the Series D Preferred Stock and the Common Stock with respect to the payment of dividends, and (v) senior to the Common Stock and any series or class of the Corporation's common or preferred stock, now or hereafter authorized (other than Series A Preferred Stock, Series B Preferred Stock or Series D Preferred Stock), with respect to the distribution of assets on liquidation, dissolution and winding up.

     (b)    Dividends. Holders of Series C Preferred Stock shall be entitled to
            ---------
dividends in cash or property when, as and if, declared by the Board of Directors of the Corporation; provided that, in no event shall dividends in
                              --------
excess of the Liquidation Preference be declared or paid. So long as shares of Series C Preferred Stock are outstanding or dividends payable on shares of Series C Preferred Stock have not been paid in full in cash, the Corporation shall not declare or pay cash dividends on, or redeem, purchase or otherwise acquire for consideration, any shares of any class of common stock or series of preferred stock ranking junior to or on a parity with the Series C Preferred Stock, except that the Corporation may acquire, in accordance with the terms of any agreement between the Corporation and its employees, shares of Common Stock or Preferred Stock at a price not greater than the Market Price as of such date. The Corporation shall not declare or pay cash dividends on, or redeem, purchase or otherwise acquire for consideration, any shares of Series D Preferred Stock unless concurrently therewith the Corporation shall declare or pay cash dividends on, or redeem, purchase or otherwise acquire for consideration, as the case may be, shares of Series C Preferred Stock ratably in accordance with the number of shares of Series C Preferred Stock and Series D Preferred Stock then outstanding.

     (c)    Liquidation Preference.

     (i) In the event of any liquidation, dissolution or winding up of the Corporation, the holders of Series C Preferred Stock shall be entitled to receive out of the assets of the Corporation, whether such assets are capital or surplus of any nature, after payment is made to holders of all series of preferred stock ranking senior to the Series C Preferred Stock with respect to rights on liquidation, dissolution or winding up (including, in the case of a Statutory Liquidation, the Series D Preferred Stock), but before any payment shall be made or any assets distributed to the holders of Common Stock or any series of preferred stock ranking junior to the Series C Preferred Stock with respect to rights on liquidation, dissolution or winding up, an amount equal to the Liquidation Preference and no more.

     (ii) If upon any liquidation, dissolution or winding up of the Corporation the assets of the Corporation to be distributed are insufficient to permit the payment to all holders of Series C Preferred Stock and any other series of preferred stock ranking on a parity with Series C Preferred Stock with respect to rights on liquidation, dissolution or winding up (including, in the case of a liquidation, dissolution or winding up other than a Statutory Liquidation, the Series D Preferred Stock), to receive their full preferential amounts, the entire assets of the Corporation shall be distributed among the holders of Series C Preferred Stock and all such other series ratably in accordance with their respective Liquidation Preference.

     (iii) Neither the consolidation or merger of the Corporation with or into any other Person nor the sale or other distribution to another Person of all or substantially all the assets, property or business of the Corporation, shall be deemed to be a liquidation, dissolution or winding up of the Corporation for purposes of this Section 4.5(c).

     (d)    Voting Rights.
            -------------

     (i) The holders of shares of Series C Preferred Stock shall not have any right to vote on any matters to be voted on by the stockholders of the Corporation, except as otherwise provided in paragraph (ii) below or as provided by law, and the shares of Series C Preferred Stock shall not be included in determining the number of shares voting or entitled to vote on any such matters (other than the matters described in paragraph (ii) below or as otherwise required by law).

     (ii) The affirmative vote of holders of not less than a majority of Series C Preferred Stock shall be required to (A) authorize, increase the authorized number of shares of or issue (including on conversion or exchange of any convertible or exchangeable securities or by reclassification) any shares of any class or classes of stock ranking senior to or pari passu with the Series C Preferred Stock or any additional shares of Series C Preferred Stock, (B) authorize, adopt or approve each amendment to this Restated Certificate of Incorporation that would increase or decrease the par value of the shares of Series C Preferred Stock, alter or change the powers, preferences or rights of the shares of Series C Preferred Stock or alter or change the powers, preferences or rights of any other capital stock of the Corporation if such alteration or change results in such capital stock ranking senior to or pari passu with the Series C Preferred Stock, (C) amend, alter or repeal any provision of this Restated Certificate of Incorporation so as to affect the shares of Series C Preferred Stock adversely, or (D) authorize or issue any security convertible into, exchangeable for or evidencing the right to purchase or otherwise receive any shares of any class or classes of stock senior to or pari passu with the Series C Preferred Stock.

     (e)    Conversion. The shares of Series C Preferred Stock shall be
            ----------
convertible into shares of Common Stock as follows:

     (i)    Optional Conversion. On the IPO Date, each share of Series C
            -------------------
Preferred Stock then outstanding shall be convertible, at the option of the Corporation, into the number of fully paid and non-assessable shares of Common Stock as is determined by dividing the Liquidation Preference of the Series C Preferred Stock as of the IPO Date by the IPO Price; provided, that the foregoing option, if exercised, shall be exercised with respect to all shares of Series C Preferred Stock then outstanding.

     (ii)   Fractional Shares. No fractional shares of Common Stock shall be
            -----------------
issued upon conversion of shares of Series C Preferred Stock. In lieu of any fractional share to which the holder would otherwise be entitled after determination of the aggregate full number of shares of Common Stock issuable in respect of the Series C Preferred Stock then being converted, the Corporation shall pay cash equal to such fraction multiplied by the IPO Price.

     (iii)  Mechanics of Conversion. All holders of record of shares of Series C
            -----------------------
Preferred Stock will be given at least 30 but not more than 60 days' prior written notice of the IPO Date and the place designated for conversion of all shares of Series C Preferred Stock pursuant to this Section 4.5(e). Such notice will be sent by first class or registered mail, postage prepaid, to each record holder of Series C Preferred Stock at such holder's address last shown on the records of the transfer agent for the Series C Preferred Stock (or the records of the Corporation if it serves as its own transfer agent). Within ten days after the date of such notice, each holder of shares of Series C Preferred Stock shall notify the Corporation as to whether it desires to receive shares of Class A Common Stock or Class B Common Stock. Any holder who fails to give such notice shall be deemed to have selected Class A Common Stock. On or before the IPO Date, each holder of shares of Series C Preferred Stock shall surrender his or its certificate(s) for all such shares to the Corporation at the place designated in such notice. If required by the Corporation, certificates surrendered for conversion shall be endorsed or accompanied by a written instrument or instruments of transfer, in form satisfactory to the Corporation, duly executed by the registered holder or his or its attorney duly authorized in writing. As soon as practicable after the IPO Date and the surrender of the certificate(s) representing shares of Series C Preferred Stock, the Corporation shall issue and deliver to such holder, or on his or its written order to his or its nominees, one or more certificates for the number of whole shares of Common Stock issuable upon such conversion in accordance with the provisions hereof, together with cash in lieu of fractional shares calculated in accordance with paragraph (ii) above.

     (iv)   Reservation of Shares. The Corporation shall at all times when the
            ----------------------
Series C Preferred Stock shall be outstanding, reserve and keep available out of its authorized but unissued stock, for the purpose of effecting the conversion of the Series C Preferred Stock, such number of its duly authorized shares of Common Stock as shall from time to time be sufficient to effect the conversion of all outstanding shares of Series C Preferred Stock. Before taking any action which would cause Common Stock, upon the conversion of Series C Preferred Stock, to be issued below the then par value of the shares of Common Stock, the Corporation will take any corporate action that may, in the opinion of its counsel, be necessary in order that the Corporation may validly and legally issue fully paid and non-assessable shares of Common Stock to the holders of Series C Preferred Stock.

     (v)    Termination of Rights. All shares of Series C Preferred Stock which
            ---------------------
are subject to conversion pursuant to this paragraph (e), which have not been surrendered prior to the IPO Date, shall no longer be deemed to be outstanding and all rights with respect to such shares, including the rights, if any, to receive notices and to vote, shall immediately cease and terminate on the IPO Date, except only the right of the holders thereof to receive shares of Common Stock in exchange therefor. On and as of the IPO Date, the shares of Common Stock issuable upon such conversion shall be deemed to be outstanding, and the holder thereof shall be entitled to exercise and enjoy all rights with respect to such shares of Common Stock, including the rights, if any, to receive notices and to vote. Shares of Series C Preferred Stock converted into Common Stock will be restored to the status of authorized but unissued shares of preferred stock without designation as to series, and may thereafter be issued, whether or not designated as shares of Series C Preferred Stock.

     (vi)   No Conversion Charge or Tax. The issuance and delivery of
            ---------------------------
certificates for shares of Common Stock upon the conversion of shares of Series C Preferred Stock shall be made without charge to the holder of shares of Series C Preferred Stock for any issue or transfer tax, or other incidental expense in respect of the issuance or delivery of such certificates or the securities represented thereby, all of which taxes and expenses shall be paid by the Corporation.

     (vii)  Reservation of Class A Common Stock. The Corporation shall at all
            -----------------------------------
times reserve and keep available for issuance upon the conversion of the shares of Series C Preferred Stock the maximum number of its authorized but unissued shares of Class A Common Stock as is reasonably anticipated to be sufficient to permit the conversion of all outstanding shares of Series C Preferred Stock, and shall take all action required to increase the authorized number of shares of Class A Common Stock if at any time there shall be insufficient authorized but unissued shares of Class A Common Stock to permit such reservation or to permit the conversion of all outstanding shares of Series C Preferred Stock.

     (f)    Redemption at Option of the Corporation. The Corporation shall have
            ---------------------------------------
the right to redeem shares of Series C Preferred Stock pursuant to the following provisions:

     (i) Subject to the restrictions set forth in Section 4.5(h)(i), the Corporation shall have the right, at its sole option and election, to redeem the shares of the Series C

Preferred Stock, in whole but not in part, at any time at a redemption price per share equal to the Liquidation Preference thereof as of the redemption date; provided, that concurrently with such redemption, the Corporation shall redeem the shares of Series D Preferred Stock, in whole and not in part, at a redemption price per share equal to the Liquidation Preference thereof as of the redemption date; provided, further, that if the funds legally available to the Corporation are insufficient to effect the redemption of the Series C Preferred Stock and the Series D Preferred Stock in full, such funds shall be allocated among the shares of Series C Preferred Stock and Series D Preferred Stock ratably in accordance with the number of shares of each Series outstanding as of the redemption date;

     (ii) Notice of any redemption of the Series C Preferred Stock and Series D Preferred Stock shall be mailed at least ten but not more than 60 days prior to the date fixed for redemption to each holder of Series C Preferred Stock and Series D Preferred Stock to be redeemed, at such holder's address as it appears on the books of the Corporation. In order to facilitate the redemption of the Series C Preferred Stock and Series D Preferred Stock, the Board of Directors may fix a record date for the determination of holders of Series C Preferred Stock and Series D Preferred Stock to be redeemed, or may cause the transfer books of the Corporation to be closed for the transfer of the Series C Preferred Stock and Series D Preferred Stock, not more than 60 days prior to the date fixed for such redemption;

     (iii) Within two Business Days after the redemption date specified in the notice given pursuant to paragraph (ii) above and the surrender of the certificate(s) representing shares of Series C Preferred Stock or Series D Preferred Stock, as the case may be, the Corporation shall pay to the holder of the shares being redeemed the Series C Redemption Price or the Series D Redemption Price therefor. Such payment shall be made by wire transfer of immediately available funds to an account designated by such holder or by overnight delivery (by a nationally recognized courier) of a bank check to such holder's address as it appears on the books of the Corporation; and

     (iv)   Effective upon the date of the notice given pursuant to paragraph
(ii) above, notwithstanding that any certificate for such shares shall not have been surrendered for cancellation, the shares represented thereby shall no longer be deemed outstanding, the rights to receive dividends thereon shall cease to accrue from and after the date of redemption designated in the notice of redemption and all rights of the holders of the shares of the Series C Preferred Stock or Series D Preferred Stock, as the case may be, called for redemption shall cease and terminate, excepting only the right to receive the Series C Redemption Price or the Series D Redemption Price therefor in accordance with paragraph (iii) above.

     (g)    Redemption at Option of Holder.
            ------------------------------

     (i) No holder of shares of Series C Preferred Stock shall have any right to require the Corporation to redeem any shares of Series C Preferred Stock prior to, with respect to any share of Series C Preferred Stock, the 30th day after the twentieth anniversary of the issuance of such share. Thereafter, subject to the restrictions set forth in Section 4.5(h)(i), each holder of shares of Series C Preferred Stock shall have the right, at the sole option and election of such holder, to require the Corporation to redeem all (but not less than all) of the shares of Series C Preferred Stock owned by such holder at a price per share equal to the Series C Redemption Price;

     (ii) The holder of any shares of the Series C Preferred Stock may exercise such holder's right to require the Corporation to redeem such shares by surrendering for such purpose to the Corporation, at its principal office or at such other office or agency maintained by the Corporation for that purpose, certificates representing the shares of Series C Preferred Stock to be redeemed, accompanied by a written notice stating that such holder elects to require the Corporation to redeem all (but not less than all) of such shares in accordance with the provisions of this Section 4.5(g), which notice may specify an account for delivery of the Series C Redemption Price;

     (iii) Within two Business Days after the surrender of such certificates, the Corporation shall pay to the holder of the shares being redeemed the Series C Redemption Price therefor. Such payment shall be made by wire transfer of immediately available funds to an account designated by such holder or by overnight delivery (by a nationally recognized courier) of a bank check to such holder's address as it appears on the books of the Corporation; and

     (iv) Such redemptions shall be deemed to have been made at the close of business on the date of the receipt of such notice and of such surrender of the certificates representing the shares of the Series C Preferred Stock to be redeemed and the rights of the holder thereof, except for the right to receive the Series C Redemption Price therefor in accordance herewith, shall cease on such date of receipt and surrender.

     (h)    Certain Restrictions.
            --------------------

     (i) Notwithstanding the provisions of Sections 4.5(b), (e) or (f), cash dividends on the Series C Preferred Stock may not be declared, paid or set apart for payment, nor may the Corporation redeem, purchase or otherwise acquire any shares of Series C Preferred Stock, if (A) the Corporation is not solvent or would be rendered insolvent thereby or (B) at such time the terms and provisions of any law or agreement of the Corporation, including any agreement relating to its indebtedness, specifically prohibit such declaration, payment or setting apart for payment or such redemption, purchase or other acquisition, or provide that such declaration, payment or setting apart for payment or such redemption, purchase or other acquisition would constitute a violation or breach thereof or a default thereunder.

     (ii) So long as shares of Series C Preferred Stock are outstanding or dividends payable on shares of Series C Preferred Stock have not been paid in full in cash, the Corporation shall not declare or pay cash dividends on, or redeem, purchase or otherwise acquire for consideration, any shares of Common Stock or other shares of capital stock of the Corporation ranking junior to or on a parity basis with the Series C Preferred Stock, except with the prior written consent of holders of a majority of the outstanding shares of Series C Preferred Stock, except that the Corporation may acquire, in accordance with the terms of any agreement between the Corporation and its employees, shares of Common Stock from its employees at a price equal to such employee's purchase price therefor without such consent.

     (iii) The Corporation shall not permit any Subsidiary of the Corporation, or cause any other Person, to make any distribution with respect to, or purchase or otherwise acquire for consideration, any shares of Common Stock or other shares of capital stock of the Corporation ranking junior to or on a parity basis with the Series C Preferred Stock unless the Corporation could, pursuant to paragraph (i) above, make such distribution or purchase or otherwise acquire such shares at such time and in such manner.

     4.6    Powers, Preferences and Rights of the Series D Preferred Stock.
            --------------------------------------------------------------

     (a)    General. The powers, preferences and rights of the Series D
            -------
Preferred Stock, and the qualifications, limitations, and restrictions thereof, shall be identical to those of the Series C Preferred Stock, except that (i) the Series D Preferred Stock shall rank with respect to the other series and classes of capital stock of the Corporation as provided in paragraph (b) below, (ii) the Series D Preferred Stock shall not be convertible into Common Stock, but shall be convertible into Senior Common Stock as provided in paragraph (c) below,
(iii) the shares of Series D Preferred Stock shall be subject to redemption, pro rata with the Series C Preferred Stock, in accordance with Section 4.5(f), and
(iv) the words "Series D Preferred Stock" and "Series C Preferred Stock" shall be substituted for all references in Section 4.5 to Series C Preferred Stock and Series D Preferred Stock, respectively.

     (b)    Ranking. The Series D Preferred Stock shall rank (i) junior to the
            -------
Series A Preferred Stock and the Series B Preferred Stock with respect to the payment of dividends and the distribution of assets on liquidation, dissolution or winding up, (ii) senior to the Series C Preferred Stock with respect to the distribution of assets on a Statutory Liquidation, (iii) on a parity with the Series C Preferred Stock with respect to the distribution of assets on liquidation, dissolution or winding up (other than on a Statutory Liquidation),
(iv) on a parity with the Series C Preferred Stock and the Common Stock with respect to the payment of dividends, and (v) senior to the Common Stock and any series or class of the Corporation's common or preferred stock, now or hereafter authorized (other than Series A Preferred Stock, Series B Preferred Stock or Series C Preferred Stock), with respect to the distribution of assets on liquidation, dissolution and winding up.

     (c)    Conversion. In the event that the shares of Series C Preferred
            ----------
Stock are Stock are converted into shares of Common Stock in accordance with
Section 4.5(e), the shares of Series D Preferred Stock shall be convertible into shares of Senior Common Stock as follows:

     (i)    Automatic Conversion. On the IPO Date, each share of Series D
            --------------------
Preferred

Stock then outstanding shall automatically be converted into a number of fully paid and non-assessable shares of Senior Common Stock as is determined by dividing the Liquidation Preference of the Series D Preferred Stock as of the IPO Date by the IPO Price.

     (ii)   Fractional Shares. No fractional shares of Senior Common Stock
            -----------------
shall be issued upon conversion of shares of Series D Preferred Stock. In lieu of any fractional share to which the holder would otherwise be entitled after determination of the aggregate full number of shares of Senior Common Stock issuable in respect of the Series D Preferred Stock then being converted, the Corporation shall pay cash equal to such fraction multiplied by the Liquidation Preference of the Series D Preferred Stock.

     (iii)  Mechanics of Conversion. All holders of record of shares of Series D
            -----------------------
Preferred Stock will be given at least 30 but not more than 60 days' prior written notice of the IPO Date and the place designated for conversion of all shares of Series D Preferred Stock pursuant to this Section 4.6(c). Such notice will be sent by first class or registered mail, postage prepaid, to each record holder of Series D Preferred Stock at such holder's address last shown on the records of the transfer agent for the Series D Preferred Stock (or the records of the Corporation if it serves as its own transfer agent). On or before the IPO Date, each holder of shares of Series D Preferred Stock shall surrender his or its certificate(s) for all such shares to the Corporation at the place designated in such notice. If required by the Corporation, certificates surrendered for conversion shall be endorsed or accompanied by a written instrument or instruments of transfer, in form satisfactory to the Corporation, duly executed by the registered holder or his or its attorney duly authorized in writing. As soon as practicable after the IPO Date and the surrender of the certificate(s) representing shares of Series D Preferred Stock, the Corporation shall issue and deliver to such holder, or on his or its written order to his or its nominees, one or more certificates for the number of shares of Senior Common Stock issuable upon such conversion in accordance with the provisions hereof.

     (iv)   Reservation of Shares. The Corporation shall at all times when the
            ---------------------
Series D Preferred Stock shall be outstanding, reserve and keep available out of its authorized but unissued stock, for the purpose of effecting the conversion of the Series D Preferred Stock, such number of its duly authorized shares of Senior Common Stock as shall from time to time be sufficient to effect the conversion of all outstanding shares of Series D Preferred Stock. Before taking any action which would cause Senior Common Stock, upon the conversion of Series D Preferred Stock, to be issued below the then par value of the shares of Senior Common Stock, the Corporation will take any corporate action that may, in the opinion of its counsel, be necessary in order that the Corporation may validly and legally issue fully paid and non-assessable shares of Senior Common Stock to the holders of Series D Preferred Stock.

     (v)    Adjustments for Dividends. Upon any conversion of Series D Preferred
            -------------------------
Stock, no adjustment to the conversion ratio shall be made for declared and unpaid dividends on the Series D Preferred Stock surrendered for conversion or on the Senior Common Stock delivered upon conversion.

     (vi)   Termination of Rights. All shares of Series D Preferred Stock which
            ---------------------
shall be subject to conversion as herein provided, which have not been so surrendered prior to the IPO Date, shall no longer be deemed to be outstanding and all rights with respect to such shares, including the rights, if any, to receive notices and to vote, shall immediately cease and terminate on the IPO Date, except only the right of the holders thereof to receive shares of Senior Common Stock in exchange therefor and payment of any declared and unpaid dividends thereon. On and as of the IPO Date, the shares of Senior Common Stock issuable upon such conversion shall be deemed to be outstanding, and the holder thereof shall be entitled to exercise and enjoy all rights with respect to such shares of Senior Common Stock, including the rights, if any, to receive notices and to vote. Shares of Series D Preferred Stock converted into Senior Common Stock will be restored to the status of authorized but unissued shares of preferred stock without designation as to series, and may thereafter be issued, whether or not designated as shares of Series D Preferred Stock.

     (vii)  No Conversion Charge or Tax. The issuance and delivery of
            ---------------------------
certificates for shares of Senior Common Stock upon the conversion of shares of Series D Preferred Stock shall be made without charge to the holder of shares of Series D Preferred Stock for any issue or transfer tax, or other incidental expense in respect of the issuance or delivery of such certificates or the securities represented thereby, all of which taxes and expenses shall be paid by the Corporation.

     4.7    Powers, Preferences and Rights of the Series E Preferred Stock. The
            --------------------------------------------------------------
powers, preferences and rights of the Series E Preferred Stock, and the qualifications, limitations and restrictions thereof, shall be identical to those of the Series C Preferred Stock, except that (a) the Series E Preferred Stock shall rank, with respect to the payment of dividends and the distribution of assets on liquidation, dissolution or winding up, (i) junior to the Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock and Series D Preferred Stock and (ii) senior to the Series F Preferred Stock, Senior Common Stock and the Common Stock and any series or class of the Corporation's common or preferred stock, now or hereafter authorized (other than the Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock or Series D Preferred Stock), (b) the provisos to Section 4.5(f)(i) shall not apply to a redemption of the Series E Preferred Stock, and (c) the words "Series E Preferred Stock" and "Series C Preferred Stock" shall be substituted for all references in Section 4.5 to Series C Preferred Stock and Series E Preferred Stock, respectively.

     4.8    Powers, Preferences and Rights of the Series F Preferred Stock. The
            --------------------------------------------------------------
powers, preferences and rights of the Series F Preferred Stock, and the qualifications, limitations and restrictions thereof are as follows:

     (a)    Ranking. The Series F Preferred Stock shall rank (i) junior to the
            -------
Series A Preferred Stock, the Series B Preferred Stock, the Series C Preferred Stock, the Series D Preferred Stock and the Series E Preferred Stock with respect to the payment of dividends and the distribution of assets on liquidation, dissolution or winding up, (ii) on a parity with the Senior Common Stock with respect to the payment of dividends and the distribution of assets on liquidation, dissolution or winding up, (iii) on a parity with the

Common Stock with respect to the distribution of assets on liquidation, dissolution or winding up (other than on a Statutory Liquidation), (iv) senior to the Common Stock with respect to the distribution of assets on a Statutory Liquidation (v) on a parity with the Common Stock with respect to the payment of dividends, and (vi) senior to any series or class of the Corporation's common or preferred stock hereafter authorized (other than Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock, Series E Preferred Stock, Senior Common Stock or Common Stock), with respect to the payment of dividends and the distribution of assets on liquidation, dissolution and winding up.

     (b)    Dividends. Holders of Series F Preferred Stock shall be entitled to
            ---------
dividends in cash or property when, as and if, declared by the Board of Directors of the Corporation.

     (c)    Liquidation Preference.
            ----------------------

     (i) In the event of any liquidation, dissolution or winding up of the Corporation, the holders of Series F Preferred Stock shall be entitled to receive out of the assets of the Corporation, whether such assets are capital or surplus of any nature, after payment is made to holders of all series of preferred stock ranking senior to the Series F Preferred Stock with respect to rights on liquidation, dissolution or winding up, but before any payment shall be made or any assets distributed to the holders of Common Stock or any series of preferred stock ranking junior to the Series F Preferred Stock with respect to rights on liquidation, dissolution or winding up, an amount equal to the Liquidation Preference and no more.

     (ii) If upon any liquidation, dissolution or winding up of the Corporation the assets of the Corporation to be distributed are insufficient to permit the payment to all holders of Series F Preferred Stock and any other series of preferred stock ranking on a parity with Series F Preferred Stock with respect to rights on liquidation, dissolution or winding up, to receive their full preferential amounts, the entire assets of the Corporation shall be distributed among the holders of Series F Preferred Stock and all such other series ratably in accordance with their respective Liquidation Preference.

     (iii) After payment to the holders of Series F Preferred Stock of the amounts set forth in paragraph (i) above, the entire remaining assets and funds of the Corporation legally available for distribution, if any, shall be distributed among the holders of the Participating Stock in proportion to the shares of Participating Stock then held by them as of the date of the liquidation, dissolution or winding up of the Corporation.

     (iv) Neither the consolidation or merger of the Corporation with or into any other Person nor the sale or other distribution to another Person of all or substantially all the assets, property or business of the Corporation, shall be deemed to be a liquidation, dissolution or winding up of the Corporation for purposes of this Section 4.8(c).

     (d)    Voting Rights.
            -------------

     (i) The holders of shares of Series F Preferred Stock shall not have any right to vote on any matters to be voted on by the stockholders of the Corporation, except as otherwise provided in paragraph (ii) below or as provided by law, and the shares of Series F Preferred Stock shall not be included in determining the number of shares voting or entitled to vote on any such matters (other than the matters described in paragraph (ii) below or as otherwise required by law).

     (ii) The affirmative vote of holders of not less than a majority of Series F Preferred Stock shall be required to (A) authorize, increase the authorized number of shares of or issue (including on conversion or exchange of any convertible or exchangeable securities or by reclassification) any shares of any class or classes of stock ranking senior to or pari passu with the Series F Preferred Stock or any additional shares of Series F Preferred Stock, (B) authorize, adopt or approve each amendment to this Restated Certificate of Incorporation that would increase or decrease the par value of the shares of Series F Preferred Stock, alter or change the powers, preferences or rights of the shares of Series F Preferred Stock or alter or change the powers, preferences or rights of any other capital stock of the Corporation if such alteration or change results in such capital stock ranking senior to or pari passu with the Series F Preferred Stock, (C) amend, alter or repeal any provision of this Restated Certificate of Incorporation so as to affect the shares of Series F Preferred Stock adversely, or (D) authorize or issue any security convertible into, exchangeable for or evidencing the right to purchase or otherwise receive any shares of any class or classes of stock senior to or pari passu with the Series F Preferred Stock.

     (e)    Conversion. The shares of Series F Preferred Stock shall be
            ----------
convertible into shares of Common Stock or Senior Common Stock as follows:

     (i)    Optional Conversion. Each share of Series F Preferred Stock shall be
            -------------------
convertible, at the option of the holder thereof, at any time and from time to time, into one fully paid and non-assessable share of Non-Tracked Common Stock; provided that, unless and until the Tracked Common Stock shall be convertible into Class A Common Stock or Class B Common Stock in accordance with Section 4.10(e)(iii), each of the first 631.27 shares of Series F Preferred Stock converted pursuant to this paragraph shall be convertible into one fully paid and non-assessable share of Class D Common Stock.

     (ii)   Automatic Conversion. In the event that the Series C Preferred Stock
            --------------------
is converted into Common Stock in accordance with Section 4.5(e), then on the IPO Date, each share of Series F Preferred Stock then outstanding shall automatically be converted into one fully paid and non-assessable share of Senior Common Stock.

     (iii)  Mechanics of Optional Conversion. In order for a holder of Series F
            --------------------------------
Preferred Stock to convert such shares into shares of Common Stock, such holder shall surrender the certificate(s) for such shares of Series F Preferred Stock at the office of the transfer agent for the Series F Preferred Stock (or if the Corporation serves as its own transfer agent, at the principal office of the Corporation), together with written notice that such holder elects to convert all or any number of the shares of the Series F Preferred Stock represented by such certificate(s). If required by the Corporation, certificates surrendered for conversion shall be endorsed or accompanied by a written instrument or instruments of transfer, in form satisfactory to the Corporation, duly executed by the registered holder or his or its attorney duly authorized in writing. The date of receipt of such certificates and notice by the transfer agent (or by the Corporation if the Corporation serves as its own transfer agent) shall be the conversion date (the "Optional Conversion Date"). The Corporation shall, within ten Business Days
 ------------------------
after the Optional Conversion Date, issue and deliver at such office to such holder of Series F Preferred Stock, or to his or its nominees, one or more certificates for the number of whole shares of Common Stock (and any shares of Series F Preferred Stock represented by the certificate delivered to the Corporation by the holder thereof that are not converted into Common Stock) issuable upon such conversion in accordance with the provisions hereof.

     (iv)   Mechanics of Automatic Conversion. All holders of record of shares
            ---------------------------------
of Series F Preferred Stock will be given at least 30 but not more than 60 days' prior written notice of the IPO Date and the place designated for conversion of all shares of Series F Preferred Stock pursuant to this Section 4.8(e). Such notice will be sent by first class or registered mail, postage prepaid, to each record holder of Series F Preferred Stock at such holder's address last shown on the records of the transfer agent for the Series F Preferred Stock (or the records of the Corporation if it serves as its own transfer agent). On or before the IPO Date, each holder of shares of Series F Preferred Stock shall surrender his or its certificate(s) for all such shares to the Corporation at the place designated in such notice. If required by the Corporation, certificates surrendered for conversion shall be endorsed or accompanied by a written instrument or instruments of transfer, in form satisfactory to the Corporation, duly executed by the registered holder or his or its attorney duly authorized in writing. As soon as practicable after the IPO Date and the surrender of the certificates representing shares of Series F Preferred Stock, the Corporation shall issue and deliver to such holder, or on his or its written order to his or its nominees, one or more certificates for the number of whole shares of Senior Common Stock issuable upon such conversion in accordance with the provisions hereof.

     (v)    Reservation of Shares. The Corporation shall at all times when the
            ---------------------
Series F Preferred Stock shall be outstanding, reserve and keep available out of its authorized but unissued stock, for the purpose of effecting the conversion of the Series F Preferred Stock, such number of its duly authorized shares of Common Stock and Senior Common Stock as shall from time to time be sufficient to effect the conversion of all outstanding shares of Series F Preferred Stock. Before taking any action which would cause Common Stock or Senior Common Stock, upon the conversion of Series F Preferred Stock, to be issued below the then par value of the shares of Common Stock or Senior Common Stock, as the case may be, the Corporation will take any corporate action that may, in the opinion of its counsel, be necessary in order that the Corporation may validly and legally issue fully paid and non-assessable shares of Common Stock or Senior Common Stock, as the case may be, to the holders of Series F Preferred Stock.

     (vi)   Adjustments for Dividends. Upon any conversion of Series F Preferred
            -------------------------
Stock, no adjustment to the conversion ratio shall be made for declared and unpaid dividends on the Series F Preferred Stock surrendered for conversion or on the Common Stock or Senior Common Stock delivered upon conversion.

     (vii)  Termination of Rights. All shares of Series F Preferred Stock which
            ---------------------
shall have been surrendered for conversion as herein provided or, as to shares of Series F Preferred Stock which are subject to automatic conversion pursuant to paragraph (ii) above, which have not been so surrendered prior to the IPO Date, shall no longer be deemed to be outstanding and all rights with respect to such shares, including the rights, if any, to receive notices and to vote, shall immediately cease and terminate on the Optional Conversion Date or the IPO Date, as the case may be, except only the right of the holders thereof to receive shares of Common Stock or Senior Common Stock, as the case may be, in exchange therefor and payment of any declared and unpaid dividends thereon. On and as of the Optional Conversion Date or the IPO Date, the shares of Common Stock or Senior Common Stock, as the case may be, issuable upon such conversion shall be deemed to be outstanding, and the holder thereof shall be entitled to exercise and enjoy all rights with respect to such shares of Common Stock or Senior Common Stock, including the rights, if any, to receive notices and to vote. Shares of Series F Preferred Stock converted into Common Stock or Senior Common Stock will be restored to the status of authorized but unissued shares of Common Stock or preferred stock without designation as to class or series, and may thereafter be issued, whether or not designated as shares of Class A Common Stock or Series F Preferred Stock.

     (viii) No Conversion Charge or Tax. The issuance and delivery of
            ---------------------------
certificates for shares of Common Stock or Senior Common Stock upon the conversion of shares of Series F Preferred Stock shall be made without charge to the holder of shares of Series F Preferred Stock for any issue or transfer tax, or other incidental expense in respect of the issuance or delivery of such certificates or the securities represented thereby, all of which taxes and expenses shall be paid by the Corporation.

     (ix)   Reorganization, Reclassification and Merger Adjustment. If there
            ------------------------------------------------------
occurs any capital reorganization or any reclassification of the Common Stock of the Corporation, the consolidation or merger of the Corporation with or into another Person (other than a merger or consolidation of the Corporation in which the Corporation is the continuing corporation and which does not result in any reclassification or change of outstanding shares of its Common Stock) or the sale or conveyance of all or substantially all of the assets of the Corporation to another Person, then each share of Series F Preferred Stock shall thereafter be convertible into the same kind and amounts of securities (including shares of stock) or other assets, or both, which were issuable or distributable to the holders of outstanding Common Stock of the Corporation upon such reorganization, reclassification, consolidation, merger, sale or conveyance, in respect of that number of shares of Common Stock into which such share of Series F Preferred Stock might have been converted immediately prior to such reorganization, reclassification, consolidation, merger, sale or conveyance; and, in any such case, appropriate adjustments (as determined in good faith by the Board of Directors of the

Corporation, whose determination shall be conclusive) shall be made to assure that the provisions set forth herein shall thereafter be applicable, as nearly as reasonably may be practicable, in relation to any securities or other assets thereafter deliverable upon the conversion of the Series F Preferred Stock.

     (f)    Certain Restrictions.
            --------------------

     (i) Notwithstanding the provisions of Sections 4.8(b), cash dividends on the Series F Preferred Stock may not be declared, paid or set apart for payment, nor may the Corporation redeem, purchase or otherwise acquire any shares of Series F Preferred Stock, if (A) the Corporation is not solvent or would be rendered insolvent thereby or (B) at such time the terms and provisions of any law or agreement of the Corporation, including any agreement relating to its indebtedness, specifically prohibit such declaration, payment or setting apart for payment or such redemption, purchase or other acquisition, or provide that such declaration, payment or setting apart for payment or such redemption, purchase or other acquisition would constitute a violation or breach thereof or a default thereunder.

     (ii) The Corporation shall not permit any Subsidiary of the Corporation, or cause any other Person, to make any distribution with respect to, or purchase or otherwise acquire for consideration, any shares of Common Stock or other shares of capital stock of the Corporation ranking junior to or on a parity basis with the Series F Preferred Stock unless the Corporation could, pursuant to paragraph (i) above, make such distribution or purchase or otherwise acquire such shares at such time and in such manner.

     (g)    Redemption. The Series F Preferred Stock is not redeemable.
            ----------

     (h)    Sinking Fund. There shall be no sinking fund for the payment of
            ------------
dividends or Liquidation Preferences on the Series F Preferred Stock.

     4.9    Powers, Preferences and Rights of the Senior Common Stock. The
            ---------------------------------------------------------
powers, preferences and rights of the Senior Common Stock, and the qualifications, limitations and restrictions thereof are as follows:

     (a)    Ranking. The Senior Common Stock shall rank, with respect to the
            -------
payment of dividends and the distribution of assets on liquidation, dissolution or winding up, (i) junior to the Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock and Series E Preferred Stock, (ii) on a parity with the Series F Preferred Stock, and (iii) senior to the Common Stock and any series or class of the Corporation's common or preferred stock, now or hereafter authorized (other than the Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock, Series E Preferred Stock or Series F Preferred Stock).

     (b)    Dividends. Holders of Senior Common Stock shall be entitled to
            ---------
dividends in cash or property when, as and if, declared by the Board of Directors of the Corporation.

     (c)    Liquidation Preference.
            ----------------------

     (i) In the event of any liquidation, dissolution or winding up of the Corporation, the holders of Senior Common Stock shall be entitled to receive out of the assets of the Corporation, whether such assets are capital or surplus of any nature, after payment is made to holders of all series of preferred stock ranking senior to the Senior Common Stock with respect to rights on liquidation, dissolution or winding up, but before any payment shall be made or any assets distributed to the holders of Common Stock or any series of preferred stock ranking junior to the Senior Common Stock with respect to rights on liquidation, dissolution or winding up, an amount equal to the Liquidation Preference and no more.

     (ii) If upon any liquidation, dissolution or winding up of the Corporation the assets of the Corporation to be distributed are insufficient to permit the payment to all holders of Senior Common Stock and any other series of preferred stock ranking on a parity with Senior Common Stock with respect to rights on liquidation, dissolution or winding up, to receive their full preferential amounts, the entire assets of the Corporation shall be distributed among the holders of Senior Common Stock and all such other series ratably in accordance with their respective Liquidation Preference.

     (iii) After payment to the holders of Senior Common Stock of the amounts set forth in paragraph (i) above, the entire remaining assets and funds of the Corporation legally available for distribution, if any, shall be distributed among the holders of the Participating Stock in proportion to the shares of Participating Stock then held by them as of the date of the liquidation, dissolution or winding up of the Corporation.

     (iv) Neither the consolidation or merger of the Corporation with or into any other Person nor the sale or other distribution to another Person of all or substantially all the assets, property or business of the Corporation, shall be deemed to be a liquidation, dissolution or winding up of the Corporation for purposes of this Section 4.9(c).

     (d)    Voting Rights.
            -------------

     (i) The holders of shares of Senior Common Stock shall not have any right to vote on any matters to be voted on by the stockholders of the Corporation, except as otherwise provided in paragraph (ii) below or as provided by law, and the shares of Senior Common Stock shall not be included in determining the number of shares voting or entitled to vote on any such matters (other than the matters described in paragraph (ii) below or as otherwise required by law).

     (ii) The affirmative vote of holders of not less than a majority of Senior Common Stock shall be required to (A) authorize, increase the authorized number of shares of or issue (including on conversion or exchange of any convertible or exchangeable securities or by reclassification) any shares of any class or classes of stock ranking senior to or pari passu with the Senior Common Stock or any additional shares of Senior Common Stock, (B) authorize, adopt or approve each amendment to this Restated

Certificate of Incorporation that would increase or decrease the par value of the shares of Senior Common Stock, alter or change the powers, preferences or rights of the shares of Senior Common Stock or alter or change the powers, preferences or rights of any other capital stock of the Corporation if such alteration or change results in such capital stock ranking senior to or pari passu with the Senior Common Stock, (C) amend, alter or repeal any provision of this Restated Certificate of Incorporation so as to affect the shares of Senior Common Stock adversely, or (D) authorize or issue any security convertible into, exchangeable for or evidencing the right to purchase or otherwise receive any shares of any class or classes of stock senior to or pari passu with the Senior Common Stock.

     (e)    Conversion. The shares of Senior Common Stock shall be convertible
            ----------
into shares of Common Stock as follows:

     (i)    Optional Conversion. Each share of Senior Common Stock shall be
            -------------------
convertible, at the option of the holder thereof, at any time and from time to time, into one fully paid and non-assessable share of Non-Tracked Common Stock; provided that, unless and until the Tracked Common Stock shall be convertible into Class A Common Stock or Class B Common Stock in accordance with Section 4.10(e)(iii), each of the first 631.27 shares of Senior Common Stock converted pursuant to this paragraph shall be convertible into one fully paid and non-assessable share of Class D Common Stock.

     (ii)   Mechanics of Optional Conversion. In order for a holder of Senior
            --------------------------------
Common Stock to convert such shares into shares of Common Stock, such holder shall surrender the certificate(s) for such shares of Senior Common Stock at the office of the transfer agent for the Senior Common Stock (or if the Corporation serves as its own transfer agent, at the principal office of the Corporation), together with written notice that such holder elects to convert all or any number of the shares of the Senior Common Stock represented by such certificate(s). If required by the Corporation, certificates surrendered for conversion shall be endorsed or accompanied by a written instrument or instruments of transfer, in form satisfactory to the Corporation, duly executed by the registered holder or his or its attorney duly authorized in writing. The date of receipt of such certificates and notice by the transfer agent (or by the Corporation if the Corporation serves as its own transfer agent) shall be the conversion date. The Corporation shall, within ten Business Days after the conversion date, issue and deliver at such office to such holder of Senior Common Stock, or to his or its nominees, one or more certificates for the number of whole shares of Common Stock (and any shares of Senior Common Stock represented by the certificate delivered to the Corporation by the holder thereof that are not converted into Common Stock) issuable upon such conversion in accordance with the provisions hereof.

     (iii)  Reservation of Shares. The Corporation shall at all times when the
            ---------------------
Senior Common Stock shall be outstanding, reserve and keep available out of its authorized but unissued stock, for the purpose of effecting the conversion of the Senior Common Stock, such number of its duly authorized shares of Common Stock as shall from time to time be sufficient to effect the conversion of all outstanding shares of Senior Common Stock. Before taking any action which would cause Common Stock, upon the conversion of

Senior Common Stock, to be issued below the then par value of the shares of Common Stock, the Corporation will take any corporate action that may, in the opinion of its counsel, be necessary in order that the Corporation may validly and legally issue fully paid and non-assessable shares of Common Stock to the holders of Senior Common Stock.

     (iv)   Adjustments for Dividends. Upon any conversion of Senior Common
            -------------------------
Stock, no adjustment to the conversion ratio shall be made for declared and unpaid dividends on the Senior Common Stock surrendered for conversion or on the Common Stock delivered upon conversion.

     (v)    Termination of Rights. All shares of Senior Common Stock which shall
            ---------------------
have been surrendered for conversion as herein provided shall no longer be deemed to be outstanding and all rights with respect to such shares, including the rights, if any, to receive notices and to vote, shall immediately cease and terminate on the conversion date, except only the right of the holders thereof to receive shares of Common Stock in exchange therefor and payment of any declared and unpaid dividends thereon. On and as of the conversion date, the shares of Common Stock issuable upon such conversion shall be deemed to be outstanding, and the holder thereof shall be entitled to exercise and enjoy all rights with respect to such shares of Common Stock, including the rights, if any, to receive notices and to vote. Shares of Senior Common Stock converted into Common Stock will be restored to the status of authorized but unissued shares of preferred stock without designation as to series, and may thereafter be issued, whether or not designated as shares of Senior Common Stock.

     (vi)   No Conversion Charge or Tax. The issuance and delivery of
            ---------------------------
certificates for shares of Common Stock upon the conversion of shares of Senior Common Stock shall be made without charge to the holder of shares of Senior Common Stock for any issue or transfer tax, or other incidental expense in respect of the issuance or delivery of such certificates or the securities represented thereby, all of which taxes and expenses shall be paid by the Corporation.

     (vii)  Reorganization, Reclassification and Merger Adjustment. If there
            ------------------------------------------------------
occurs any capital reorganization or any reclassification of the Common Stock of the Corporation, the consolidation or merger of the Corporation with or into another Person (other than a merger or consolidation of the Corporation in which the Corporation is the continuing corporation and which does not result in any reclassification or change of outstanding shares of its Common Stock) or the sale or conveyance of all or substantially all of the assets of the Corporation to another Person, then each share of Senior Common Stock shall thereafter be convertible into the same kind and amounts of securities (including shares of stock) or other assets, or both, which were issuable or distributable to the holders of outstanding Common Stock of the Corporation upon such reorganization, reclassification, consolidation, merger, sale or conveyance, in respect of that number of shares of Common Stock into which such share of Senior Common Stock might have been converted immediately prior to such reorganization, reclassification, consolidation, merger, sale or conveyance; and, in any such case, appropriate adjustments (as determined in good faith by the Board of Directors of the Corporation, whose determination shall be conclusive) shall be made to assure that the provisions set forth herein shall thereafter be applicable, as nearly as reasonably may be practicable, in relation to any securities or other assets thereafter deliverable upon the conversion of the Senior Common Stock.

     4.10   Common Stock.
            ------------

     (a)    General. Except as otherwise provided herein, all shares of Common
            -------
Stock issued and outstanding shall be identical, and shall entitle the holders thereof to the same rights, powers and privileges of stockholders under Delaware law. For purposes of this Section 4.10 (and the definitions relating thereto), the Class A Common Stock and the Class B Common Stock are herein collectively referred to as the "Non-Tracked Common Stock" and the Class C Common Stock and the Class D Common Stock are herein collectively referred to as the "Tracked Common Stock".

     (b)    Dividends. Subject to Section 4.11(b) and the express terms of any
            ---------
outstanding series of Preferred Stock, dividends may be paid in cash or otherwise with respect to each class of Common Stock out of the assets of the Corporation, upon the terms, and subject to the limitations, provided in this
Section 4.10(b), as the Board of Directors may determine.

     (i)    Dividends on the Non-Tracked Common Stock. Dividends on the
            -----------------------------------------
Non-Tracked Common Stock may be declared and paid only out of the excess of (A) the funds of the Corporation legally available therefor over (B) the Tracked Business Available Dividend Amount (the "Non-Tracked Business Available Dividend
                                         ---------------------------------------
Amount").
------

     (ii)   Dividends on Tracked Common Stock. Dividends on the Tracked Common
            ---------------------------------
Stock may be declared and paid only out of the lesser of (A) the funds of the Corporation legally available therefor and (B) the Tracked Business Available Dividend Amount. The Corporation shall not declare or pay cash dividends on, or redeem, purchase or otherwise acquire for consideration, any shares of Tracked Common Stock unless concurrently therewith the Corporation shall declare or pay cash dividends on, or redeem, purchase or otherwise acquire for consideration, as the case may be, on the same terms, all shares of Tracked Common Stock ratably in accordance with the number of shares of each class of Tracked Common Stock then outstanding.

     (iii)  Discrimination in Dividends Among the Tracked and Non-Tracked Common
            --------------------------------------------------------------------
Stock. The Board of Directors may at any time, subject to the provisions of
-----
Sections 4.10(b)(i) and (ii) and Section 4.11, declare and pay dividends exclusively on the Non-Tracked Common Stock, exclusively on the Tracked Common Stock or on both such categories of Common Stock in equal or unequal amounts, notwithstanding the relative amounts of the Non-Tracked Business Available Dividend Amount and the Tracked Business Available Dividend Amount.

     (c)    Voting.
            ------

     (i) The holders of shares of Common Stock shall be entitled to such voting rights as hereinafter provided, and shall be entitled to notice of any stockholders' meeting and to vote upon such matters as provided herein and in the by-laws of the Corporation, and as may be provided by law. Holders of any class of Common Stock shall not be entitled to cumulate their votes for any purpose. Except as otherwise required by law or provided herein, regardless of the number of shares of any class of Common Stock then outstanding, each class of Common Stock shall be entitled to the number of votes enumerated below and the number of votes or fractional votes to which each share of a particular class of Common Stock shall be entitled shall be the quotient determined by dividing the aggregate number of votes to which such class of Common Stock is entitled by the number of shares of such class of Common Stock then outstanding. Except as otherwise required by law or provided herein, the Class A Common Stock shall have 4,990,000 votes; the Class B Common Stock shall have no votes; the Class C Common Stock shall have no votes; the Class D Common Stock shall have no votes; and the Voting Preference Common Stock shall have 5,010,000 votes.

     (ii) A quorum for the transaction of business shall be present when a majority of the shares of Voting Preference Common Stock outstanding as of the record date are present and when shares of all classes of Common Stock with at least 5,010,000 votes are present, except that (x) with respect to actions requiring a majority vote of the Class A Common Stock, the presence of a majority of the outstanding shares of Class A Common Stock shall also be required for a quorum to be present, (y) with respect to actions requiring the vote of a majority vote of the Class C Common Stock, the presence of a majority of the outstanding shares of Class C Common Stock shall also be required for a quorum to be present and (z) with respect to actions requiring the vote of a majority vote of the Class D Common Stock, the presence of a majority of the outstanding shares of Class D Common Stock shall also be required for a quorum to be present. Except as otherwise required by law or provided herein, the majority vote of the Voting Preference Common Stock present at any meeting at which a quorum is present shall be sufficient to approve any action required to be approved by the holders of the Common Stock.

     (iii) In any matter requiring a separate class vote of holders of any class of Common Stock or a separate vote of two or more classes of Common Stock voting together as a single class, for the purposes of such a class vote, each share of Common Stock of such classes shall be entitled to one vote per share.

     (iv) In the event that the Corporation shall have received an opinion of regulatory counsel of nationally recognized standing to the effect that the rules, regulations or policies of the Federal Communications Commission (the "FCC") permit the Class A Common Stock and the Voting Preference Common Stock
 ---
(x) to be voted as a single class on all matters, (y) to be treated as a single class for purposes of all quorum requirements and (z) to have one vote per share, then, unless the Board of Directors of the Corporation shall have determined, within 30 days after the date of receipt of such opinion, that obtaining the FCC consent described below would be reasonably expected to have a significant detrimental effect on the Corporation, the Corporation shall, upon the affirmative vote of 66-2/3% or more of the Class A Common Stock, seek consent from the FCC to permit the Class A Common Stock and Voting Preference Common Stock to vote and act as a single class in the manner described above. From and after the date that such consent is obtained, the Class A Common Stock and the Voting Preference Common Stock shall be voted as a single class on all matters, shall be treated as a single class for purposes of all quorum requirements, and shall have one vote per share; provided, that the voting rights of the Class B Common Stock, Class C Common Stock and Class D Common Stock and the Preferred Stock shall remain unaffected.

  (v) The holders of shares of Class B Common Stock shall be entitled to vote as a separate class on any amendment, repeal or modification of any provision of this Restated Certificate of Incorporation that adversely affects the powers, preferences or special rights of the holders of the Class B Common Stock.

  (d) Dissolution, Liquidation or Winding Up.  Upon the dissolution, liquidation
      --------------------------------------
or winding up of the Corporation, after any preferential amounts to be distributed to the holders of the Preferred Stock and any other class or series of stock having a preference over the Common Stock then outstanding have been paid or declared and funds sufficient for the payment thereof in full set apart for payment, (i) the holders of the Tracked Common Stock shall be entitled to receive pro rata the Tracked Business Available Liquidation Amount and (ii) the holders of the Non-Tracked Common Stock shall be entitled to receive pro rata the excess of (A) all the remaining assets of the Corporation available for distribution to its stockholders over (B) the Tracked Business Available Liquidation Amount.


  (e) Conversion.
      ----------

  (i) Each share of Class B Common Stock may, at the option of the holder thereof, at any time, be converted into one fully paid and non-assessable share of Class A Common Stock.

  (ii) Each share of Class A Common Stock may, at the option of the holder thereof, at any time, be converted into one fully paid and non-assessable share of Class B Common Stock.

  (iii) In the event that the Corporation shall have received an opinion of regulatory counsel of nationally recognized standing to the effect that the rules, regulations or policies of the FCC permit the conversion of shares of Tracked Common Stock into Class A Common Stock or Class B Common Stock, then, unless the Board of Directors of the Corporation shall have determined, within 30 days after receipt of such opinion, that permitting such conversion would be reasonably expected to have a significant detrimental effect on the Corporation, shares of Class C Common Stock and Class D Common Stock shall, upon the affirmative vote of 66-2/3% or more of the Class

A Common Stock, be convertible as follows: (x) each share of Class C Common Stock may, at the option of the holder thereof, be converted into one fully paid and non-assessable share of Class A Common Stock or Class B Common Stock, and
(y) each share of Class D Common Stock may, at the option of the holder thereof, be converted into one fully paid and non-assessable share of Class A Common Stock or Class B Common Stock.

  4.11 Participating Stock.
       -------------------

  (a)  Changes in Capital Stock.  The Corporation shall not effect any change in
       ------------------------
or reclassification of any class or series of the outstanding Participating Stock, whether through stock dividends, stock splits, reverse stock splits, combinations or otherwise, without the payment to the Corporation of any consideration therefor in money, services or property, unless concurrently therewith the Corporation shall effect a corresponding change in each other class and series of the outstanding Participating Stock.

  (b)  Dividends and Distributions.  The Corporation shall not declare or pay
       ---------------------------
cash dividends on, or redeem, purchase or otherwise acquire for consideration, any shares of Participating Stock unless concurrently therewith the Corporation shall declare or pay cash dividends on, or redeem, purchase or otherwise acquire for consideration, as the case may be, on the same terms, all shares of Participating Stock ratably in accordance with the number of shares of each class and series of Participating Stock then outstanding.

  (c)  Notices.  Any written notice or communication by the Corporation to
       -------
holders of any class or series of Participating Stock shall be sent to all holders of Participating Stock.

  4.12 Exchange of Capital Stock.  Notwithstanding any other provision of this
       -------------------------
Restated Certificate of Incorporation to the contrary, in the event that AT&T Wireless PCS, Inc. terminates its obligations under Section 8.6 of the Stockholders Agreement pursuant to Section 8.8(c) thereof with respect to any Overlap Territory (as defined therein) (any such termination being referred to hereinafter as the "Exchange Event"), the following provisions shall apply:
                    --------------

  (a)  Right to Exchange.  The Corporation shall have the right, exercisable in
       -----------------
its sole discretion by written notice (the "Exchange Notice") given to the
                                            ---------------
Initial Holders and Section 4.12 Transfers within 60 days after the Exchange Event, to:

  (i) require the Initial Holders and each Section 4.12 Transferee to exchange for an equivalent number of shares of Series B Preferred Stock either (A) all of the shares of Series A Preferred Stock then owned by the Initial Holders and each Section 4.12 Transferee or (B) a number of shares of Series A Preferred Stock then owned by each such holder equal to the product of (x) the number of shares of Series A Preferred Stock then owned by such holder multiplied by (y) a fraction, the numerator of which is equal to the number of POPs (as defined in the Stockholders Agreement) in the Overlap Territory and the denominator of which is equal to the total number of POPs in the

Territory (as defined in the Stockholders Agreement); and

  (ii) require the Initial Holders and each Section 4.12 Transferee to exchange, for a number of shares of Series B Preferred Stock determined in accordance with paragraph (b) below, either (A) all of the shares of Series D Preferred Stock, Series F Preferred Stock and Common Stock owned by the Initial Holder on the date hereof (or shares of Common Stock or Senior Common Stock into which such shares of Series D Preferred Stock, Series F Preferred Stock and Senior Common Stock shall have been converted) and that the Initial Holders or a
Section 4.12 Transferee continues to own on the date of delivery of the Exchange Notice (any such shares of Series D Preferred Stock, Series F Preferred Stock or Common Stock being referred to hereinafter collectively as "Original
                                                                     --------
Shares") or (B) a number of Original Shares of Series D Preferred Stock, Series
------
F Preferred Stock and Common Stock equal to the product of (x) the number of Original Shares of Series D Preferred Stock, Series F Preferred Stock, Senior Common Stock and Common Stock, as the case may be, then owned by each such holder, multiplied by (y) a fraction, the numerator of which is equal to the number of POPs in the Overlap Territory and the denominator of which is equal to the total number of POPs in the Territory;

provided, that (x) if the Corporation exercises its right under clause (i)(A) of this paragraph (a), it shall be required to exercise its right under clause
(ii)(A) of this paragraph (a), and vice-versa; and if the Corporation exercises its right under clause (i)(B) of this paragraph (a), it shall be required to exercise its right under clause (ii)(B) of this paragraph (a), and vice-versa and (y) the provisions of this Section 4.12(a) shall not apply to any Section
4.12 Transferee which is a Cash Equity Investor.

(Shares of Series A Preferred Stock, Series D Preferred Stock, Series F Preferred Stock and Series G Preferred Stock (and shares of Common Stock and Senior Common Stock into which such shares shall have been converted) and shares of Common Stock subject to exchange pursuant to this Section 4.12 are hereinafter referred to collectively as "Exchange Shares.")
                                         ---------------

  (b)  Number of Shares of Series B Preferred Stock Issuable in Exchange.  The
       -----------------------------------------------------------------
number of shares of Series B Preferred Stock issuable in exchange for Original Shares pursuant to clause (ii) of paragraph (a) above shall be equal to the quotient of the aggregate purchase price paid by the Initial Holders for the Original Shares being exchanged, divided by $1,000.

  (c)  Fractional Shares.  Notwithstanding any other provision of this Restated
       -----------------
Certificate of Incorporation, the Corporation shall not be required to issue fractions of shares upon exchange of any Exchange Shares or to distribute certificates which evidence fractional shares. In lieu of fractional shares, the Corporation may pay therefor, at the time of any exchange of Exchange Shares as herein provided, an amount in cash equal to such fraction multiplied by the Market Price of a share of Common Stock on such date.

  (d)  Mechanics of Exchange.  The Exchange Notice shall specify the date fixed
       ---------------------
for the exchange (the "Exchange Date"), which shall be at least ten but no more
                       -------------
than 60 days following delivery of the Exchange Notice, and the place designated for exchange of the

Exchange Shares pursuant to this Section 4.12. Such notice will be sent by first class or registered mail, postage prepaid, to the Initial Holders and each
Section 4.12 Transferee at such holder's address last shown on the records of the transfer agent for the Exchange Shares (or the records of the Corporation if it serves as its own transfer agent). On or before the Exchange Date, the Initial Holders and each Section 4.12 Transferee shall surrender its certificate or certificates for all such shares to the Corporation at the place designated in such notice. If required by the Corporation, certificates surrendered for exchange shall be endorsed or accompanied by a written instrument or instruments of transfer, in form satisfactory to the Corporation, duly executed by the Initial Holders and each Section 4.12 Transferee or its attorney duly authorized in writing.

  (e) Termination of Rights.  On and after the Exchange Date (whether or not the
      ---------------------
applicable certificates have theretofore been surrendered), all rights with respect to the Exchange Shares, including the rights, if any, to receive notices and to vote, will terminate, except only the rights of the Initial Holders and
Section 4.12 Transferees to receive certificates for the number of shares of Series B Preferred Stock into which such Exchange Shares have been exchanged, upon surrender of its certificate or certificates therefor, and payment of any declared but unpaid dividends thereon (which shall accrue and be payable at the times and on the other terms applicable to such dividends when declared) and payment of any deferred dividends in respect of Series A Preferred Stock which shall be payable as set forth in Section 4.3(b)(iii). Within ten Business Days after the Exchange Date, the Corporation shall issue and deliver to the Initial Holders and each Section 4.12 Transferee, or on its written order to its nominees, a certificate or certificates for the number of whole shares of Series B Preferred Stock issuable upon such exchange in accordance with the provisions hereof, together with cash in lieu of fractional shares calculated in accordance with paragraph (c) of this Section 4.12.

  (f) Reservation of Shares.  The Corporation shall at all times reserve and
      ---------------------
keep available for issuance upon the exchange of Exchange Shares the maximum number of its authorized but unissued shares of Series B Preferred Stock as is reasonably anticipated to be sufficient to permit the exchange of all outstanding Exchange Shares, and shall take all action required to increase the authorized number of shares of Series B Preferred Stock if at any time there shall be insufficient authorized but unissued shares of Series B Preferred Stock to permit such reservation or to permit the exchange of all outstanding Exchange Shares.

  (g) Adjustments for Dividends.  Upon any exchange of Exchange Shares, no
      -------------------------
adjustment to the rate of conversion shall be made for accrued and unpaid dividends (whether or not declared) on the Exchange Shares, as the case may be, surrendered for exchange or on the Series B Preferred Stock delivered upon exchange.

  (h) No Exchange Charge or Tax.  The issuance and delivery of certificates for
      -------------------------
shares of Series B Preferred Stock upon the exchange of Exchange Shares shall be made without charge to the Initial Holder for any issue or transfer tax, or other incidental expense in respect of the issuance or delivery of such certificates or the securities represented thereby, all of which taxes and expenses shall be paid by the Corporation.

  4.13  Redemption of Capital Stock; FCC Approval.
        -----------------------------------------

  (a)   Redemption.  Notwithstanding any other provision of this Restated
        ----------
Certificate of Incorporation to the contrary, outstanding shares of capital stock of the Corporation held by Disqualified Holders shall always be subject to redemption by the Corporation, by action of the Board of Directors, if, in the judgment of the Board of Directors, such action should be taken, pursuant to
Section 151(b) of the GCL or any other applicable provision of law, to the extent necessary to prevent the loss or secure the reinstatement of any license or franchise from any governmental agency held by the Corporation or any of its subsidiaries to conduct any portion of the business of the Corporation or any of its subsidiaries, which license or franchise is conditioned upon some or all of the holders of the Corporation's stock possessing prescribed qualifications.
The terms and conditions of such redemption shall be as follows:

  (i)   the redemption price of the shares to be redeemed pursuant to this
Section 4.13 shall be equal to the lesser of (x) the Market Price or (y) if such stock was purchased by such Disqualified Holder within one year of the Section
4.13 Redemption Date, such Disqualified Holder's purchase price for such shares;

  (ii) the redemption price of such shares may be paid in cash, Redemption Securities or any combination thereof;

  (iii) if less than all the shares held by Disqualified Holders are to be redeemed, the shares to be redeemed shall be selected in such manner as shall be determined by the Board of Directors, which may include selection first of the most recently purchased shares thereof, selection by lot or selection in any other manner determined by the Board of Directors;

  (iv) at least 30 days' written notice of the Section 4.13 Redemption Date shall be given to the record holders of the shares selected to be redeemed (unless waived in writing by any such holder); provided, however, that only 10 days' written notice of the Redemption Date shall be given to record holders if the cash or Redemption Securities necessary to effect the redemption shall have been deposited in trust for the benefit of such record holders and subject to immediate withdrawal by them upon surrender of the stock certificates for their shares to be redeemed; provided, further, that the record holders of the shares selected to be redeemed may transfer such shares prior to the Section 4.13 Redemption Date to any holder that is not a Disqualified Holder and, thereafter, for so long as such shares are not held by a Disqualified Holder, such shares shall not be subject to redemption by the Corporation;

  (v) from and after the Section 4.13 Redemption Date, any and all rights of whatever nature (including without limitation any rights to vote or participate in dividends declared on stock of the same class or series as such shares) with respect to the shares selected from redemption held by Disqualified Holders on the Section 4.13 Redemption Date shall cease and terminate and such Disqualified Holders thenceforth shall be entitled only to receive the cash or Redemption Securities payable upon redemption; and

  (vi) such other terms and conditions as the Board of Directors shall determine.

  (b)  FCC Approval.  Notwithstanding anything herein to the contrary, if
       ------------
Federal Communications Commission or other regulatory approval is required to be obtained prior to the conversion of shares of any series or class of Preferred Stock or Common Stock, the holder thereof may nevertheless elect to convert any or all of its shares by written notice given to the Corporation in accordance with the applicable provision hereof, provided, that such conversion shall not become effective until the close of business on the date of the receipt of the last of any such approvals and of the surrender of the certificates representing the shares of the applicable Preferred Stock or Common Stock to be converted, and the rights of the holder thereof shall continue in full force and effect pending the receipt of all such approvals, except that, in the case of the Series A Preferred Stock, no dividends shall be payable in respect of the period following the Series A Conversion Date, unless the required approvals are not obtained and the conversion has not been effected within one year of the Series A Conversion Date and the applicable conversion notice is withdrawn, in which event the obligation to pay dividends from and after the Series A Conversion Date shall be payable in accordance with the terms of Section 4.3(b).

  4.14 Definitions.  For the purposes of this Restated Certificate of
       -----------
Incorporation, the following terms shall have the meanings indicated:

       "Affiliate" means, with respect to any Person, any other Person that
        ---------
directly, or indirectly through one or more intermediaries, controls, is controlled by or is under common control with that Person. For purposes of this definition, "control" (including the terms "controlling" and "controlled") means the power to direct or cause the direction of the management and policies of a Person, directly or indirectly, whether through the ownership of securities or partnership or other ownership interests, by contract or otherwise.

       "Appraisal Procedure" means the following procedure for determining the
        -------------------
Market Price, for the purpose of calculating the Series A Conversion Rate, in the event that the shares of Class A Common Stock are not listed or admitted for trading on any national securities exchange and are not quoted on NASDAQ or any similar service:

  (i) Two independent accounting or investment banking firms of nationally recognized standing (each, an "Appraiser"), one chosen by the Corporation and
                               ---------
one by the holders of a majority of the outstanding shares of Series A Preferred Stock, shall each determine and attempt to mutually agree upon, the Market Price. Each party shall deliver a notice to the other appointing its Appraiser within 15 days after the applicable notice and surrender pursuant to Section 4.3(iv). If either the Corporation or such holders fail to appoint an appraiser within such 15-day period, the Market Price shall be determined by the Appraiser that has been so appointed.

  (ii) If within 30 days after appointment of the two Appraisers they are unable to agree upon the Market Price, an independent accounting or investment banking firm of nationally recognized standing shall within ten days thereafter be chosen to serve as a third Appraiser by the mutual consent of such first two Appraisers. The determination of the Market Price by the third Appraiser so appointed and chosen shall be made within 30 days after the selection of such third Appraiser.

  (iii) If three Appraisers shall be appointed and the determination of one Appraiser is disparate from the middle determination by more than twice the amount by which the other determination is disparate from the middle determination, then the determination of such Appraiser shall be excluded, the remaining two determinations shall be averaged, and such average shall be binding and conclusive on the Corporation and the holders of the Series A Preferred Stock; otherwise the average of all three determinations shall be binding and conclusive on the Corporation and the holders of the Series A Preferred Stock.

  (iv) In connection with any appraisal conducted pursuant to this Appraisal Procedure, the Appraiser shall adhere to the guidelines provided in the definition of "Market Price" set forth below, including the proviso thereto.

  (v) The fees and expenses of each Appraiser shall be borne by the Corporation.

        "Board of Directors" has the meaning specified in Section 4.2(a).
         ------------------

        "Business Day" shall mean any day other than a Saturday, Sunday or
         ------------
other day on which commercial banks in the City of New York are authorized or required by law or executive order to close.

        "Class A Common Stock" has the meaning specified in Section 4.1.
         --------------------

        "Class B Common Stock" has the meaning specified in Section 4.1.
         --------------------

        "Class C Common Stock" has the meaning specified in Section 4.1.
         --------------------

        "Class D Common Stock" has the meaning specified in Section 4.1.
         --------------------

        "Closing Price" shall mean, with respect to each share of any class or
         -------------
series of capital stock for any day, (i) the last reported sale price regular way or, in case no such sale takes place on such day, the average of the closing bid and asked prices regular way, in either case as reported on the principal national securities exchange on which such class or series of capital stock is listed or admitted for trading or (ii) if such class or series of capital stock is not listed or admitted for trading on any national securities exchange, the last reported sale price or, in case no such sale takes place on such day, the average of the highest reported bid and the lowest reported asked quotation for such class or series of capital stock, in either case as reported on NASDAQ or a similar service if NASDAQ is no longer reporting such information.

        "Common Stock" has the meaning specified in Section 4.1.
         ------------

          "Disqualified Holder" shall mean any holder of shares of capital stock
           -------------------
of the Corporation whose holding of such stock, either individually or when taken together with the holding of shares of capital stock of the Corporation by any other holders, may result, in the judgment of the Board of Directors, in the loss of, or the failure to secure the reinstatement of, any license or franchise from any governmental agency held by the corporation or any of its subsidiaries or affiliates to conduct any portion of the business of the corporation or any of its subsidiaries or affiliates.

          "Dividend Payment Date" shall mean the last day of each March, June,
           ---------------------
September and December, except that if any Dividend Payment Date is not a Business Day, then the next succeeding Business Day shall be the Dividend Payment Date.

          "Fully Diluted Basis" shall mean, with respect to the outstanding
           -------------------
shares of Common Stock, the number of shares of Common Stock outstanding assuming the conversion of all outstanding convertible securities (other than the Series A Preferred Stock) and the exercise of all outstanding warrants, options or other rights to subscribe for or purchase any shares of Common Stock.

          "Initial Holder" means AT&T Wireless PCS Inc., a Delaware corporation,
           --------------
TWR Cellular, Inc., a Delaware corporation, and/or any of their respective Affiliates that is a Subsidiary of AT&T Corp.

          "Invested Amount" means, as of any date with respect to each share of
           ---------------
Series C Preferred Stock held by any stockholder, an amount equal to the quotient of (i) the aggregate paid-in capital actually paid with respect to all shares of Series C Preferred Stock held by such stockholder as of such date divided by (ii) the total number of shares of Series C Preferred Stock held by such stockholder.

          "IPO Date" shall mean the first date on which (a) the Common Stock
           --------
shall have been registered pursuant to an effective Registration Statement under the Securities Act of 1933, as amended, (b) the aggregate gross proceeds received by the Corporation in connection with such Registration Statement(s) equals or exceeds $20 million, and (c) the Common Stock shall be listed for trading on the New York Stock Exchange or the American Stock Exchange or authorized for trading on NASDAQ, including without limitation its National Market System.

          "IPO Price" shall mean the price per share at which shares of Common
           ---------
Stock are offered to the public in the Corporation's initial public offering of Common Stock.

          "Junior Stock" shall mean, with respect to shares of Series A
           ------------
Preferred Stock or Series B Preferred Stock, any capital stock of the Corporation, including without limitation the Series C Preferred Stock, Series D Preferred Stock, Series E Preferred Stock, Series F Preferred Stock, Series G Preferred Stock and the Common Stock, ranking junior to the Series A Preferred Stock or Series B Preferred Stock, as the case may be, with respect to dividends, distribution in liquidation or any other preference, right or power.

          "Liquidation Preference" shall mean, as of any date, and subject to
           ----------------------
adjustment for subdivisions or combinations affecting the number of shares of the applicable series of Preferred Stock:

          (i) with respect to each share of Series A Preferred Stock and Series B Preferred Stock, $1,000 plus accrued and unpaid dividends thereon;

          (ii) with respect to each share of Series C Preferred Stock, the Invested Amount plus accrued and unpaid dividends on such share (if any), plus an amount equal to interest on the Invested Amount at the rate of six percent (6%) per annum, compounded quarterly, less the amount of dividends (if any) theretofore declared and paid in respect of such share;

          (iii) with respect to each share of Series D Preferred Stock, $1,000 plus accrued and unpaid dividends thereon (if any), plus an amount equal to interest on $1,000 at the rate of six percent (6%) per annum, compounded quarterly, from the date of issuance of such share to and including the date of the calculation, less the amount of dividends (if any) theretofore declared and paid in respect of such share;

          (iv) with respect to each share of Series E Preferred Stock, accrued and unpaid dividends thereon (if any), plus an amount equal to interest on $1,000 at the rate of six percent (6%) per annum, compounded quarterly, from the date of issuance of such share to and including the date of the calculation, less the amount of dividends (if any) theretofore declared and paid in respect of such share;

          (v) with respect to each share of Series F Preferred Stock, $.01 plus accrued and unpaid dividends thereon; and

          (vi) with respect to each share of Senior Common Stock, the quotient of (a) the sum of (i) the Liquidation Preference with respect to each share of Series D Preferred Stock, multiplied by the aggregate number of shares of Series D Preferred Stock converted into shares of Senior Common Stock in accordance with Section 4.6(c) and (ii) the Liquidation Preference with respect to each share of Series F Preferred Stock, multiplied by the aggregate number of shares of Series F Preferred Stock converted into shares of Senior Common Stock in accordance with Section 4.8(e)(ii), divided by the aggregate number of shares of Senior Common Stock issued upon conversion of shares of Series D Preferred Stock and Series F Preferred Stock.

          "Market Price" shall mean, with respect to each share of any class or
           ------------
series of capital stock for any day, (i) the average of the daily Closing Prices for the ten consecutive trading days commencing 15 days before the day in question or (ii) if on such date the shares of such class or series of capital stock are not listed or admitted for trading on any national securities exchange and are not quoted on NASDAQ or any similar service, the cash amount that a willing buyer would pay a willing seller (neither acting under compulsion) in an arm's-length transaction without time constraints per share of such class or series of capital stock as of such date, viewing the Corporation on a going concern basis, as determined (A) in the case of a determination of "Market Price" for the purpose of calculating the Series A Conversion Rate, pursuant to the Appraisal Procedure and (B) in the case of a determination of Market Price for any other purpose, in good faith by the Board of Directors, whose determination shall be conclusive; provided that, in determining such cash amount, the following shall be ignored: (i) any contract or legal limitation in respect of shares of Common Stock or Preferred Stock, including transfer, voting and other rights, (ii) the "minority interest" or "control" status of shares of Common Stock into which shares of Series A Preferred Stock would be converted, and (iii) any illiquidity arising by contract in respect of the shares of Common Stock and any voting rights or control rights amongst the stockholders.

          "NASDAQ" shall mean the National Association of Securities Dealers
           ------
Automated Quotations System.

          "Non-Tracked Common Stock" has the meaning specified in Section
           ------------------------
4.10(a).

          "Non-Tracked Business Available Dividend Amount" has the meaning
           ----------------------------------------------
specified in Section 4.10(b)(i).

          "Optional Conversion Date" has the meaning specified in 4.6(c)(iii).
           ------------------------

          "Parity Stock" shall mean, with respect to shares of Series A
           ------------
Preferred Stock or Series B Preferred Stock, any capital stock of the Corporation ranking on a parity with the Series A Preferred Stock or Series B Preferred Stock, as the case may be, with respect to dividends, distribution in liquidation or any other preference, right or power.

          "Participating Stock" shall mean, collectively, the Series F Preferred
           -------------------
Stock, the Senior Common Stock and the Non-Tracked Common Stock.

          "Person" shall mean any individual, firm, corporation, partnership,
           ------
trust, incorporated or unincorporated association, joint venture, joint stock company, governmental agency or political subdivision thereof or other entity of any kind, and shall include any successor (by merger or otherwise) of such entity.

          "Preferred Stock" has the meaning specified in Section 4.1.
           ---------------

          "Qualified Transfer" shall mean a sale, transfer or other disposition
           ------------------
of shares of Series A Preferred Stock to any prospective transferee specified in a Qualified Transfer Notice, other than a prospective transferee as to which the Corporation disapproves in accordance with the terms of the second sentence of
Section 4.3(j), provided such sale, transfer or other disposition is made pursuant to a binding agreement entered into no later than 180 days after the applicable Qualified Transfer Notice is given.

          "Qualified Transferee" shall mean, with respect to any shares of
           --------------------
Series A Preferred Stock, (i) any Cash Equity Investor that acquired such shares pursuant to Section 4.2 of the Stockholders Agreement or (ii) any other holder that acquired such shares in a Qualified Transfer from an Initial Holders or Qualified Transferee.

          "Qualified Transfer Notice" has the meaning specified in Section
           -------------------------
4.3(i)(x).

          "Redemption Securities" shall mean any debt or equity securities of
           ---------------------
the Corporation, any of its subsidiaries or affiliates or any other corporation, or any combination thereof, having such terms and conditions as shall be approved by the Board of Directors and which, together with any cash to be paid as part of the redemption price payable pursuant to Section 4.13, in the opinion of any nationally recognized investment banking firm selected by the Board of Directors (which may be a firm which provides investment banking, brokerage or other services to the Corporation), has a value, at the time notice of redemption is given pursuant to Section 4.13(d) at least equal to the price required to be paid pursuant to Section 4.13(a) (assuming, in the case of Redemption Securities to be publicly traded, that such Redemption Securities were fully distributed and subject only to normal trading activity).

          "Section  4.12 Transferee" shall mean any transferee of shares of
           ------------------------
Series A Preferred Stock, Series D Preferred Stock and Series F Preferred Stock issued to the Initial Holder on the date hereof (or any shares of Senior Common Stock or Common Stock into which any such shares are converted) that are acquired in a private transaction.

          "Section 4.13 Redemption Date" shall mean the date fixed by the Board
           ----------------------------
of Directors for the redemption of any shares of stock of the corporation pursuant to Section 4.13.

          "Senior Common Stock" has the meaning specified in Section 4.1.
           -------------------

          "Senior Stock" shall mean, with respect to shares of Series A
           ------------
Preferred Stock or Series B Preferred Stock, as the case may be, any capital stock of the Corporation ranking senior to the Series A Preferred Stock or the Series B Preferred Stock, as the case may be, with respect to dividends, distribution in liquidation or any other preference, right or power.

          "Series A Conversion Date" has the meaning specified in Section
           ------------------------
4.3(i)(iv).

          "Series A Conversion Rate" shall mean, as of any date of
           ------------------------
determination, a fraction in which the numerator is the Liquidation Preference of one share of Series A Preferred Stock as of such date, and the denominator is the Market Price of Class A Common Stock as of such date.

          "Series A Preferred Stock" has the meaning specified in Section 4.1.
           ------------------------

          "Series A Redemption Price" has the meaning specified in Section
           -------------------------
4.3(e)(i).

          "Series B Preferred Stock" has the meaning specified in Section 4.1.
           ------------------------

          "Series C Preferred Stock" has the meaning specified in Section 4.1.
           ------------------------

          "Series D Preferred Stock" has the meaning specified in Section 4.1.
           ------------------------

          "Series E Preferred Stock" has the meaning specified in Section 4.1.
           ------------------------

          "Series F Preferred Stock" has the meaning specified in Section 4.1.
           ------------------------

          "Statutory Liquidation" means the liquidation of the Corporation
           ---------------------
pursuant to Section 275 of the GCL, as amended.

          "Stockholders Agreement" means the July 1998 Stockholders Agreement by
           ----------------------
and among the Corporation, the Initial Holders and the other stockholders of the Corporation named therein, as the same may be amended, modified or supplemented in accordance with the terms thereof, a copy of which is available for inspection by any stockholder at the principal executive offices of the Corporation.

          "Subsidiary" shall mean, with respect to any Person, a corporation or
           ----------
other entity of which 50% or more of the voting power of the voting equity securities or equity interest is owned, directly or indirectly, by such Person.

          "Tracked Business Available Dividend Amount" shall mean, on any date,
           ------------------------------------------
the excess (if any) of (i) the fair market value of the total assets of Tracked Subsidiary (including, without limitation, investments held by Tracked Subsidiary), less the total amount of the liabilities of Tracked Subsidiary, in each case as of such date determined in accordance with generally accepted accounting principles, over (ii) the aggregate par value of, or any greater amount determined in accordance with GCL to be capital in respect of, all outstanding shares of the Tracked Common Stock.

          "Tracked Business Available Liquidation Amount" shall mean, on any
           ---------------------------------------------
date, the fair market value of the total assets of Tracked Subsidiary (including, without limitation, investments held by Tracked Subsidiary, less the total amount of the liabilities of Tracked Subsidiary, in each case as of such date determined in accordance with generally accepted accounting principles.

          "Tracked Common Stock" has the meaning specified in Section 4.10(a).
           --------------------

          "Tracked Subsidiary" shall mean TeleCorp Holding Corp., Inc.
           ------------------

                                   ARTICLE V

          Election of Directors need not be by written ballot.

                                  ARTICLE VI

          Subject to the separate class vote requirements relating to any class or series of Preferred Stock, the holders of shares of Common Stock representing at least two-thirds (2/3) of the votes entitled to be cast for the election of directors of the Corporation, voting together as a single class, in person or by proxy, at a special or annual meeting of stockholders called for the purpose, or by written consent, may amend, alter or repeal this Restated Certificate of Incorporation or the bylaws of the Corporation (the "Bylaws").
                                                     ------

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

                                  ARTICLE VII

  7.1  Indemnification.  Any person who was or is a party or is threatened to be
       ---------------
made a party to any threatened, pending, or completed action, suit, or proceeding (a "Proceeding"), whether civil, criminal, administrative, or
               ----------
investigative (whether or not by or in the right of the Corporation), by reason of the fact that such person, or a person of whom such person is the legal representative, is or was a director, officer, incorporator, employee, or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, incorporator, employee, partner, trustee, or agent of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise (an "Other Entity"), shall be entitled to be indemnified by the
                ------------
Corporation to the full extent then permitted by law against expenses (including counsel fees and disbursements), judgments, fines (including excise taxes assessed on a person with respect to an employee benefit plan), and amounts paid in settlement incurred by him in connection with such Proceeding. Persons who are not Directors or officers of the Corporation may be similarly indemnified in respect of service to the Corporation or to an Other Entity at the request of the Corporation to the extent the Board of Directors at any time specifies that such persons are entitled to the benefits of this Article VII.

  7.2  Advancement of Expenses.  The Corporation shall, from time to time,
       -----------------------
reimburse or advance to any Director or officer or other person entitled to indemnification hereunder the funds necessary for payment of expenses, including attorneys' fees and disbursements, incurred in connection with any Proceeding, in advance of the final disposition of such Proceeding; provided, however, that, if (and only if) required by the GCL, such expenses incurred by or on behalf of any Director or officer or other person may be paid in advance of the final disposition of a Proceeding only upon receipt by the Corporation of an undertaking, by or on behalf of such Director or officer (or other person indemnified hereunder), to repay any such amount so advanced if it shall ultimately be determined by final judicial decision from which there is no further right of appeal that such Director, officer or other person is not entitled to be indemnified for such expenses.

  7.3  Rights Not Exclusive.  The rights to indemnification and reimbursement or
       --------------------
advancement of expenses provided by, or granted pursuant to, this Article VII shall not be deemed exclusive of any other rights to which a person seeking indemnification or reimbursement or advancement of expenses may have or hereafter be entitled under any statute, this Restated Certificate of Incorporation, the Bylaws, any agreement, any vote of stockholders or disinterested Directors or otherwise, both as to action in his or her official capacity and as to action in another capacity while holding such office.

  7.4  Continuing Rights.  The rights to indemnification and reimbursement or
       -----------------
advancement of expenses provided by, or granted pursuant to, this Article VII shall continue as to a person who has ceased to be a Director or officer (or other person indemnified hereunder), shall inure to the benefit of the executors, administrators, legatees and distributees of such person, and in either case, shall inure whether or not the claim asserted is based on matters which antedate the adoption of this Article VII.

  7.5  Insurance.  The Corporation shall have power to purchase and maintain
       ---------
insurance on

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

behalf of any person who is or was a Director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation, as a director, officer, employee or agent of an Other Entity, against any liability asserted against such person and incurred by such person in any such capacity, or arising out of such person's status as such, whether or not the Corporation would have the power to indemnify such person against such liability under the provisions of this Article VII, the Bylaws or under Section 145 of the GCL or any other provision of law.

  7.6  Contract Rights; No Repeal.  The provisions of this Article VII shall be
       --------------------------
a contract between the Corporation, on the one hand, and each Director and officer who serves in such capacity at any time while this Article VII is in effect and any other person indemnified hereunder, on the other hand, pursuant to which the Corporation and each such Director, officer, or other person intend to be legally bound. No repeal or modification of this Article VII shall affect any rights or obligations with respect to any state of facts then or, heretofore or thereafter brought or threatened based in whole or in part upon any such state of facts.

  7.7  Enforceability; Burden of Proof.  The rights to indemnification and
       -------------------------------
reimbursement or advancement of expenses provided by, or granted pursuant to, this Article VII shall be enforceable by any person entitled to such indemnification or reimbursement or advancement of expenses in any court of competent jurisdiction. The burden of proving that such indemnification or reimbursement or advancement of expenses is not appropriate shall be on the Corporation. Neither the failure of the Corporation (including its Board of Directors, its independent legal counsel and its stockholders) to have made a determination prior to the commencement of such action that such indemnification or reimbursement or advancement of expenses is proper in the circumstances nor an actual determination by the Corporation (including its Board of Directors, its independent legal counsel and its stockholders) that such person is not entitled to such indemnification or reimbursement or advancement of expenses shall constitute a defense to the action or create a presumption that such person is not so entitled. Such a person shall also be indemnified for any expenses incurred in connection with successfully establishing his or her right to such indemnification or reimbursement or advancement of expenses, in whole or in part, in any such Proceeding.

  7.8  Service at the Request of the Corporation.  Any Director or officer of
       -----------------------------------------
the Corporation serving in any capacity in (a) another corporation of which a majority of the shares entitled to vote in the election of its directors is held, directly or indirectly, by the Corporation or (b) any employee benefit plan of the Corporation or any corporation referred to in clause (a) shall be deemed to be doing so at the request of the Corporation.

  7.9  Right to Be Covered by Applicable Law.  Any person entitled to be
       -------------------------------------
indemnified or to reimbursement or advancement of expenses as a matter of right pursuant to this Article VII may elect to have the right to indemnification or reimbursement or advancement of expenses interpreted on the basis of the applicable law in effect at the time of the occurrence of the event or events giving rise to the applicable Proceeding, to the extent permitted by law, or on the basis of the applicable law in effect at the time such indemnification or reimbursement or advancement of expenses is sought. Such election shall be made, by a notice in writing to the Corporation, at the time indemnification or reimbursement or advancement of expenses is sought; provided, however, that if no such notice is given, the right to indemnification or reimbursement or advancement of expenses shall be determined by the law in effect at the time indemnification or reimbursement or advancement of expenses is sought.

                                 ARTICLE VIII

          No Director of the Corporation shall be liable to the Corporation or any of its stockholders for monetary damages for breach of fiduciary duty as a Director, provided that this provision does not eliminate the liability of the Director (i) for any breach of the Director's duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under
Section 174 of the GCL or (iv) for any transaction from which the Director derived an improper personal benefit. For purposes of the prior sentence, the term "damages" shall, to the extent permitted by law, include without limitation, any judgment, fine, amount paid in settlement, penalty, punitive damages, excise or other tax assessed with respect to an employee benefit plan, or expense of any nature (including, without limitation, counsel fees and disbursements). Each person who serves as a Director of the Corporation while this Article VIII is in effect shall be deemed to be doing so in reliance on the provisions of this Article VIII, and neither the amendment or repeal of this
Article VIII, nor the adoption of any provision of this Restated Certificate of Incorporation inconsistent with this Article VIII, shall apply to or have any effect on the liability or alleged liability of any Director of the Corporation for, arising out of, based upon, or in connection with any acts or omissions of such Director occurring prior to such amendment, repeal, or adoption of an inconsistent provision. The provisions of this Article VIII are cumulative and shall be in addition to and independent of any and all other limitations on or eliminations of the liabilities of Directors of the Corporation, as such, whether such limitations or eliminations arise under or are created by any law, rule, regulation, bylaw, agreement, vote of stockholders or disinterested Directors, or otherwise.

          IN WITNESS WHEREOF, the undersigned officer of the Corporation has executed this Third Amended and Restated Certificate of Incorporation this 14th day of May, 1999.

                                     /s/ Thomas Sullivan
                                     -------------------------------
                                     Name:  Thomas H. Sullivan
                                     Title: Executive Vice President














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